Jacob Internet Fund
Investor Class Shares (JAMFX)

Jacob Small Cap Growth Fund
Investor Class Shares (JSCGX)
Institutional Class Shares (JSIGX)
Jacob Discovery Fund
Investor Class Shares (JMCGX)
Institutional Class Shares (JMIGX)
each, a series of Jacob Funds Inc.

Prospectus
January 5, 2024
This prospectus contains important information about the Funds.
For your own benefit and protection, please read it before you invest, and keep it for future reference.
Investment Adviser
Jacob Asset Management of New York LLC
The United States Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary:		Redemption of Fund Shares	38
Jacob Internet Fund	2	Exchange of Fund Shares	43
Jacob Small Cap Growth Fund	8	Pricing of Fund Shares	43
Jacob Discovery Fund	13	Dividends and Distributions	44
Investment Objective(s), Principal		Tax Consequences	45
Investment Strategies and Risks:		Distribution Arrangements	47
Jacob Internet Fund	20	Householding	48
Jacob Small Cap Growth Fund	24	Notice of Privacy Policy	48
Jacob Discovery Fund	28	Financial Highlights:
Disclosure of Portfolio Holdings	31	Jacob Internet Fund	50
Fund Management	31	Jacob Small Cap Growth Fund	51
Purchase of Fund Shares	33	Jacob Discovery Fund	53

JACOB INTERNET FUND
Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary objective.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses paid each year as a percentage of the value of your investment)	Investor Class
Advisory Fees	1.25%
Distribution and/or Service (12b-1) Fees*	0.25%
Other Expenses	0.94%
Total Annual Fund Operating Expenses	2.44%
*    The Distribution and/or Service (12b-1) Fees reflect the Board’s determination to reduce such fees payable under the distribution and service plan of the Fund from 0.35% to 0.25%, through at least January 5, 2025.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the effect of the 12b-1 fee reduction for the 1 Year example and for the first year of the 3, 5 and 10 Year examples only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$247	$761	$1,301	$2,776
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
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Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in securities of companies in Internet and Internet-related industries. The Fund primarily invests in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Fund may invest without limitation in foreign securities, including securities of emerging market countries (i.e., those that are in the early stages of their industrial cycles), so that the Fund has the flexibility to take full advantage of investment opportunities in Internet companies and companies in Internet-related industries. The Adviser currently does not expect to invest more than 50% of the Fund’s net assets in foreign companies. The Adviser selects investments in companies that derive a substantial portion of their revenue from Internet businesses and businesses in Internet-related industries or those that are aggressively developing and expanding their Internet and Internet-related business operations. Such investments generally will be selected from companies in the following groups: media, e-commerce, computer software, internet service providers, internet portals, wireless/broadband access, and telecommunications.
The Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses, because the Adviser believes that these stocks have the greatest potential to rise in value. Many Internet companies are newer and have small to medium market capitalizations. The Adviser’s overall process of stock selection for the Fund is not based on the capitalization of or size of the company but rather on an assessment of the company’s fundamental prospects. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information.
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, to seek income, or to maintain liquidity while seeking appropriate investments.
The Fund may lend its portfolio securities to seek to generate additional income.

Principal Risks
Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s net asset value (“NAV”) and total return, are listed below.
•Common Stock Risk: Common stock represents an ownership interest in a company. Holders of common stock are generally subject to greater risk than holders of preferred stocks and debt securities because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors. Furthermore. common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.
•Market Risk: The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions,
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sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.
•Recent Market Events Risk: U.S. and international markets have experienced a significant period of volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has at times resulted in public health issues, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•    Internet and Internet-Related Industries Risk: The Fund invests a significant portion of its assets in Internet and Internet-related industries and thus the value of the Fund’s shares may be susceptible to factors affecting such industries, including factors affecting the computer/Internet technology area generally, and may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. Companies in Internet and Internet-related industries face special risks associated with the rapidly changing field of computer/Internet technology. For example, their products or services may not prove commercially successful or may become obsolete quickly. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Many Internet and Internet-related companies incur large losses in the hope of capturing market share and generating future revenues, but may never be profitable.
•    Smaller Capitalized or Unseasoned Company Risk:  The Adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•    Convertible Securities Risk:  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
•    Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are typically greater in emerging markets countries.
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•    Fixed Income Risk: Yields and principal values of fixed income securities (bonds) will fluctuate. Generally, values of fixed income securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down.
• Geographic Focus Risk: If the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
• Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.

Performance Information
The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year, and the table compares the Fund’s average annual returns with those of a broad measure of market performance, an index with characteristics relevant to the Fund, and an index of Internet stocks for the last calendar year. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jacobmutualfunds.com.
Annual Total Returns through December 31, 2023 (Investor Class)

Best Quarter
Q2 2020
57.91%

Worst Quarter
Q2 2022
-40.65%

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Average Annual Total Returns through December 31, 2023

	1 Year	5 Years	10 Years
Jacob Internet Fund – Investor Class
Return Before Taxes	34.64%	10.79%	10.21%
Return After Taxes on Distributions	34.64%	9.30%	8.21%
Return After Taxes on Distributions and Sale of Fund Shares	20.50%	8.79%	7.98%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	44.64%	18.75%	14.80%
NASDAQ Internet Index (reflects no deduction for fees, expenses or taxes)	61.46%	11.08%	10.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Fund Management
Jacob Asset Management of New York LLC serves as the Adviser.

Portfolio Manager	Title with the Adviser	Length of Service with the Fund
Ryan I. Jacob	Lead Portfolio Manager	Since Inception (1999)
Darren Chervitz	Co-Portfolio Manager	Since 2012
Francis J. Alexander	Co-Portfolio Manager	Since Inception (1999)
Purchase and Sale of Fund Shares
To purchase Investor Class shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gifts and Transfers to Minors Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.
You may redeem your shares on any day the Fund is open for business (generally the same days that the New York Stock Exchange is open for business) 1) by mail by sending written redemption requests to Jacob Internet Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701; 2) by telephone by calling 1-888-JACOB-FX if you are set up to perform telephone transactions; or 3) by internet through the Fund’s website at www.jacobmutualfunds.com if you are set up to perform Internet transactions.
Tax Information
The Fund’s distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally may be taxed as ordinary income when withdrawn from the tax-advantaged account.
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Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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JACOB SMALL CAP GROWTH FUND
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses paid each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Advisory Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees*	0.25%	0.00%
Other Expenses	2.83%	2.83%
Total Annual Fund Operating Expenses	3.88%	3.63%
Fee Waiver/Reimbursement**	-0.80%	-0.80%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement	3.08%	2.83%
*    The Distribution and/or Service (12b-1) Fees reflect the Board’s determination to reduce such fees payable under the distribution and service plan of the Fund, with respect to Investor Class shares, from 0.35% to 0.25%, through at least January 5, 2025.
**    The Adviser has contractually agreed, through at least January 5, 2025, to waive up to 100% of its advisory fees to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses) exceed 2.25% or 1.95% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets. Please note that the maximum waiver is 0.80%, which means that the Fund’s overall expenses could exceed 2.25% for Investor Class shares or 1.95% for Institutional Class shares. This waiver agreement may only be terminated by the Board.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the effect of the 12b-1 fee reduction (Investor Class shares only) and adjustments made to the Fund’s operating expenses due to the fee waiver by the Adviser for the 1 Year numbers and for the first year of the 3, 5, and 10 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$311	$1,111	$1,929	$4,055
Institutional Class	$286	$1,038	$1,811	$3,837
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) within the capitalization range of the Russell 2000® Growth Index at the time of purchase. As of August 31, 2023, the market capitalization of the largest company in the Russell 2000® Growth Index was approximately $14.51 billion, and the weighted average and median market capitalizations of the Russell 2000® Growth Index were approximately $3.47 billion and $1.24 billion, respectively.
The Fund maintains a diversified portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities, such as preferred stocks, rights, or warrants. The Adviser expects to select investments for the Fund in companies across various industry groups.
The Adviser manages the Fund’s portfolio in an aggressive growth style. The Adviser believes that investments in small capitalization companies can have greater earnings and sales growth potential than larger capitalized companies and can offer substantial opportunities for long-term growth of capital. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects and whether it has an above-average potential for long-term growth of capital.
The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets, including emerging markets, through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies. The Fund may have significant exposure to the health care sector.
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments.
The Fund may lend its portfolio securities to seek to generate additional income.
Principal Risks
Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s net asset value (“NAV”) and total return, are listed below.
•Common Stock Risk: Common stock represents an ownership interest in a company. Holders of common stock are generally subject to greater risk than holders of preferred stocks and debt securities because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors. Furthermore. common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.
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•Market Risk: The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.
•Recent Market Events Risk: U.S. and international markets have experienced a significant period of volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has at times resulted in public health issues, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Smaller Capitalized or Unseasoned Company Risk:  The Adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•Growth Companies Risk: Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.
•Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
◦Healthcare Sector Risk: To the extent the Fund focuses on the healthcare sector, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.
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• Science and Technology Risk: The Fund’s investments in science and technology companies expose the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.
• Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are typically greater in emerging markets countries.
• Geographic Focus Risk: If the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
• Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance Information
The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year, and the table compares the Fund’s average annual returns with those of a broad measure of market performance for the last calendar year. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jacobmutualfunds.com.
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Annual Total Returns through December 31, 2023 (Investor Class)

Best Quarter
Q2 2020
44.09%

Worst Quarter
Q2 2022
-39.03%

Average Annual Total Returns through December 31, 2023

	1 Year	5 Years	10 Years
Jacob Small Cap Growth Fund – Investor Class
Return Before Taxes	18.74%	2.54%	3.29%
Return After Taxes on Distributions	18.74%	0.60%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	11.10%	2.15%	2.65%

Jacob Small Cap Growth Fund – Institutional Class
Return Before Taxes	19.06%	2.84%	3.58%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.
Fund Management
Jacob Asset Management of New York LLC serves as the Adviser.

Portfolio Manager	Title with the Adviser	Length of Service with the Fund
Ryan I. Jacob	Lead Portfolio Manager	Since Inception (2010)
Darren Chervitz	Co-Portfolio Manager	Since 2012
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Purchase and Sale of Fund Shares
To purchase Investor Class shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gifts and Transfers to Minors Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.
To purchase Institutional Class shares, you need to invest at least $100,000 initially. Once you have an account with the Fund, you may make additional investments in Institutional Class shares in amounts as low as $100.
You may redeem your shares on any day the Fund is open for business (generally the same days that the New York Stock Exchange is open for business) 1) by mail by sending written redemption requests to Jacob Small Cap Growth Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701; 2) by telephone by calling 1-888-JACOB-FX if you are set up to perform telephone transactions; or 3) by internet through the Fund’s website at www.jacobmutualfunds.com if you are set up to perform Internet transactions.
Tax Information
The Fund’s distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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JACOB DISCOVERY FUND
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses paid each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Advisory Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees*	0.25%	0.00%
Other Expenses	1.19%	1.20%
Total Annual Fund Operating Expenses	2.54%	2.30%
Fee Waiver/Reimbursement**	-0.24%	-0.30%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement	2.30%	2.00%
*    The Distribution and/or Service (12b-1) Fees reflect the Board’s determination to reduce such fees payable under the distribution and service plan of the Fund, with respect to Investor Class shares, from 0.35% to 0.25%, through at least January 5, 2025.
**    The Adviser has contractually agreed, through at least January 5, 2025, to waive up to 100% of its advisory fees to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses) exceed 2.30% or 2.00% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets. Please note that the maximum waiver is 1.10%, which means that the Fund’s overall expenses could exceed 2.30% for Investor Class shares or 2.00% for Institutional Class shares. This waiver agreement may only be terminated by the Board.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the effect of the 12b-1 fee reduction (Investor Class shares only) and adjustments made to the Fund’s operating expenses due to the fee waiver by the Adviser for the 1 Year numbers and for the first year of the 3, 5, and 10 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$233	$768	$1,329	$2,857
Institutional Class	$203	$690	$1,203	$2,613
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) of (1) less than or equal to $600 million; or (2) within the capitalization range of the Russell Micro Cap® Growth Index at the time of purchase. As of August 31, 2023, the market capitalization of the largest company in the Russell Micro Cap® Growth Index was approximately $3.99 billion, and the weighted average and median market capitalizations of the Russell Micro Cap® Growth Index were approximately $749 million and $170 million, respectively.
The Fund maintains a diversified portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities, such as preferred stocks, rights, or warrants. The Adviser expects to select investments for the Fund in companies across various industry groups.
The Adviser manages the Fund’s portfolio in an aggressive growth style. The Adviser believes that investments in micro capitalization companies can have greater earnings and sales growth potential than larger capitalized companies and can offer substantial opportunities for long-term growth of capital. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects and whether it has an above-average potential for long-term growth of capital.
The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets, including emerging markets, through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies. The Fund may have significant exposure to the health care sector.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments.

The Fund may lend its portfolio securities to seek to generate additional income.

Principal Risks
Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s net asset value (“NAV”) and total return, are listed below.
•Common Stock Risk: Common stock represents an ownership interest in a company. Holders of common stock are generally subject to greater risk than holders of preferred stocks and debt securities because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors. Furthermore. common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.
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•Market Risk: The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.
•Recent Market Events Risk: U.S. and international markets have experienced a significant period of volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has at times resulted in public health issues, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Micro-Capitalized Company Risk: Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•Growth Companies Risk: Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.
•Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
◦Healthcare Sector Risk: To the extent the Fund focuses on the healthcare sector, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.
• Science and Technology Risk: The Fund’s investments in science and technology companies expose the Fund to special risks. For example, rapid advances in science and technology might cause existing products to
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become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.
•    Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are typically greater in emerging markets countries.
•    Geographic Focus Risk: If the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
•    Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.

Performance Information
The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year, and the table compares the Fund’s average annual returns with those of an index with characteristics relevant to the Fund and a broad measure of market performance for the last calendar year. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jacobmutualfunds.com.
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Annual Total Returns through December 31, 2023 (Investor Class)

Best Quarter	Worst Quarter
Q2 2020	Q2 2022
44.00%	-30.33%
Average Annual Total Returns through December 31, 2023

	1 Year	5 Years	10 Years
Jacob Discovery Fund – Investor Class
Return Before Taxes	4.04%	11.39%	6.54%
Return After Taxes on Distributions	4.04%	10.82%	4.89%
Return After Taxes on Distributions and Sale of Fund Shares	2.39%	9.17%	4.62%
Jacob Discovery Fund – Institutional Class
Return Before Taxes	4.38%	11.70%	6.82%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	9.10%	5.97%	3.66%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.
Fund Management
Jacob Asset Management of New York LLC serves as the Adviser.
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Portfolio Manager	Title with the Adviser	Length of Service with the Fund
Darren Chervitz	Lead Portfolio Manager	Since Inception (2012)
Ryan I. Jacob	Co-Portfolio Manager	Since Inception (2012)
Purchase and Sale of Fund Shares
To purchase Investor Class shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gifts and Transfers to Minors Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.
To purchase Institutional Class shares, you need to invest at least $100,000 initially. Once you have an account with the Fund, you may make additional investments in Institutional Class shares in amounts as low as $100.
You may redeem your shares on any day the Fund is open for business (generally the same days that the New York Stock Exchange is open for business) 1) by mail by sending written redemption requests to Jacob Discovery Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701; 2) by telephone by calling 1-888-JACOB-FX if you are set up to perform telephone transactions; or 3) by internet through the Fund’s website at www.jacobmutualfunds.com if you are set up to perform Internet transactions.
Tax Information
The Fund’s distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
JACOB INTERNET FUND
Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with notice of any such change.
Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in securities of companies in Internet and Internet-related industries. For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with the SEC’s requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.
The Fund primarily invests in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Fund may invest without limitation in foreign securities, including securities of emerging market countries (i.e., those that are in the early stages of their industrial cycles), so that the Fund has the flexibility to take full advantage of investment opportunities in Internet companies and companies in Internet-related industries. However, the Adviser currently does not expect to invest more than 50% of the Fund’s net assets in foreign companies. The Adviser selects investments in companies that derive a substantial portion of their revenue from Internet businesses and businesses in Internet-related industries or those that are aggressively developing and expanding their Internet and Internet-related business operations.
The Adviser believes that Internet-related companies offer favorable investment opportunities. Accordingly, the Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses because the Adviser believes that these stocks have the greatest potential to rise in value.
The Adviser believes that because of rapid advances in the breadth and scope of products and services offered over the Internet, an investment in companies with business operations in this industry will offer substantial opportunities for long-term growth of capital. Prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.
The Internet has continued to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. The Adviser believes that established businesses will continue to be disrupted by the sustained development of the Internet, while some may also stand to benefit, realizing gains in efficiency, scale and speed. Newly developed companies that leverage the Internet are continuously emerging and may have small to medium market capitalizations. Identifying the advantaged business models that are sustainable and supported by strong financial metrics warrant the Adviser’s investment consideration. As a result, the Fund’s investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the company. The Adviser’s overall process of stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company’s fundamental prospects.
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Portfolio securities generally will be selected from companies in the following groups:
•    Media:  Companies that provide information and entertainment services over the Internet, supported by subscriptions, advertising and/or transactional revenues.
•    E-Commerce:  Companies that derive a substantial portion of their revenue from sales of products and services conducted via the Internet.
•    Computer Software: Companies that produce, manufacture and develop tools to access the Internet, enable Internet users to enhance the speed, integrity and storage of data on the Internet, facilitate information distribution and gathering on the Internet, and secure Internet-based transactions.
•    Internet Service Providers: Companies that provide users with access to the Internet.
•    Internet Portals: Companies that provide users with search-engine services to access various sites by category on the Internet.
•    Wireless/Broadband Access: Companies that provide the infrastructure to enable high-speed and wireless communication of data via the Internet.
•    Telecommunications: Companies that are primarily engaged in the development of the telecommunications transmission lines and software technologies that enhance the reach and bandwidth of Internet users.
The Fund may invest directly in foreign companies or may invest in foreign companies by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer.
Buy/Sell Decisions. The Adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information.
Temporary Investments. In response to unfavorable market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary, defensive strategy. The Fund may invest up to 20% of its assets in these securities under normal circumstances to maintain liquidity or to earn income while seeking appropriate investments. Some of the short-term money instruments in which the Fund may invest include:
•    commercial paper;
•    certificates of deposit, demand and time deposits and banker’s acceptances;
•    U.S. government securities; and
•    repurchase agreements.
To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objectives and, instead, will focus on preserving your investment. The Statement of Additional Information contains more information about the Fund and the types of securities in which it may invest.
The Fund may lend its portfolio securities to seek to generate additional income.
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Principal Risks
Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.
•Common Stock Risk: Common stock represents an ownership interest in a company. Holders of common stock are generally subject to greater risk than holders of preferred stocks and debt securities because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors. Furthermore. common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.
•Market Risk: The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.
•Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•    Internet and Internet-Related Industries Risk: The Fund invests a significant portion of its assets in Internet and Internet-related industries and thus the value of the Fund’s shares may be susceptible to factors affecting such industries, including factors affecting the computer/Internet technology area generally, and may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. Companies in Internet and Internet-related industries face special risks associated with the rapidly changing field of computer/Internet technology. For example, their products or services may not prove commercially successful or may become obsolete quickly. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Many Internet and Internet-related companies incur large losses in the hope of capturing market share and generating future revenues, but may never be profitable.
•    Smaller Capitalized or Unseasoned Company Risk:  The Adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks,
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in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).
•    Convertible Securities Risk:  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
•    Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are typically greater in emerging markets countries.
•    Fixed Income Risk: Yields and principal values of fixed income securities (bonds) will fluctuate. Generally, values of fixed income securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down.
•    Geographic Focus Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
•    Securities Lending Risk. The Fund lends its portfolio securities to seek to earn additional income. When the Fund lends its portfolio securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more registered money market funds and/or unregistered, privately offered cash management vehicles that principally invest in high quality, short term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, instruments of U.S. and foreign banks, corporate debt obligations, municipal obligations, debt obligations of foreign governments, their agencies or instrumentalities, repurchase agreements, funding agreements, asset-backed securities, including asset-backed commercial paper, and money market funds. A decline in the value of a cash management vehicle in which collateral is invested may cause the Fund may to lose money. Lending portfolio securities also involves the risk that the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the securities or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Securities lending may also result in the Fund being unable to vote shares in a proxy solicitation by the issuer of a loaned security and/or may cause the Fund to be ineligible to receive a distribution from the issuer of a loaned security. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
JACOB SMALL CAP GROWTH FUND
Investment Objective
The Fund’s investment objective is long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with notice of any such change.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) within the capitalization range of the Russell 2000® Growth Index at the time of purchase. As of August 31, 2023, the market capitalization of the largest company in the Russell 2000® Growth Index was approximately $14.51 billion, and the weighted average and median market capitalizations of the Russell 2000® Growth Index were approximately $3.47 billion and $1.24 billion, respectively. For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with the SEC’s requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.
The Fund maintains a diversified portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities such as preferred stocks, rights, or warrants. Equity securities generally represent an ownership interest in a company and their value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. The Adviser expects to select investments for the Fund in companies across various industry groups.
The Adviser manages the Fund’s portfolio in an aggressive growth style. The Adviser believes that investments in small capitalization companies can have greater earnings and sales growth potential than larger capitalized companies and can offer substantial opportunities for long-term growth of capital. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects and whether it has an above-average potential for long-term growth of capital. Specifically, the Adviser looks for companies with expanding profit margins, sales and earnings growth which, over a business cycle, can be expected to produce high levels of free cash flow. Further, the Adviser seeks companies with strong management teams that can capitalize on catalysts for growth and competitive advantages such as superior products and favorable industry, economic and political trends. While trying to maximize the growth potential of the Fund’s portfolio of investments, the Adviser also seeks to obtain securities for the Fund that are selling at a reasonable valuation in view of their expected growth rate.
The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer. The Fund’s foreign investments may include securities of companies in emerging market countries, so that the Fund has the flexibility to take full advantage of investment opportunities in small capitalization companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies. The Fund may have significant exposure to the health care sector.

The Fund generally seeks to purchase securities as long-term investments, but the Adviser will sell or reduce holdings when a company fails to meet its expectations with regard to potential growth, addressable market, margin
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erosion, management changes or price considerations. The Fund may employ rapid trading strategies to capture incremental increases in the prices of securities, to protect against downside risk and to enhance the Fund’s return.
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments. There may be times, however, when the Fund attempts to respond to unfavorable market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

The Fund may lend its portfolio securities to seek to generate additional income.

Principal Risks
Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.
•Common Stock Risk: Common stock represents an ownership interest in a company. Holders of common stock are generally subject to greater risk than holders of preferred stocks and debt securities because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors. Furthermore. common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.
•Market Risk: The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.
•Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
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•    Smaller Capitalized or Unseasoned Company Risk:  Investments in small capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Small cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•    Growth Companies Risk: Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.
•Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
◦Healthcare Sector Risk. To the extent the Fund focuses on the healthcare sector, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.
•    Science and Technology Risk: The Fund’s investments in science and technology companies expose the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.
•    Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are typically greater in emerging markets countries.

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•    Geographic Focus Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
•    Securities Lending Risk. The Fund lends its portfolio securities to seek to earn additional income. When the Fund lends its portfolio securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more registered money market funds and/or unregistered, privately offered cash management vehicles that principally invest in high quality, short term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, instruments of U.S. and foreign banks, corporate debt obligations, municipal obligations, debt obligations of foreign governments, their agencies or instrumentalities, repurchase agreements, funding agreements, asset-backed securities, including asset-backed commercial paper, and money market funds. A decline in the value of a cash management vehicle in which collateral is invested may cause the Fund may to lose money. Lending portfolio securities also involves the risk that the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the securities or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Securities lending may also result in the Fund being unable to vote shares in a proxy solicitation by the issuer of a loaned security and/or may cause the Fund to be ineligible to receive a distribution from the issuer of a loaned security. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
JACOB DISCOVERY FUND
Investment Objective
The Fund’s investment objective is long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with notice of any such change.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) of: (1) less than or equal to $600 million; or (2) within the capitalization range of the Russell Micro Cap® Growth Index at the time of purchase. As of August 31, 2023, the market capitalization of the largest company in the Russell Micro Cap® Growth Index was approximately $3.99 billion, and the weighted average and median market capitalizations of the Russell Micro Cap® Growth Index were approximately $749 million and $170 million, respectively. For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with the SEC’s requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.
The Fund maintains a diversified portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities such as preferred stocks, rights, or warrants. Equity securities generally represent an ownership interest in a company and their value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. The Adviser expects to select investments for the Fund in companies across various industry groups.
The Adviser manages the Fund’s portfolio in an aggressive growth style. The Adviser believes that investments in micro capitalization companies can have greater earnings and sales growth potential than larger capitalized companies and can offer substantial opportunities for long-term growth of capital. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects and whether it has an above-average potential for long-term growth of capital. Specifically, the Adviser looks for companies with expanding profit margins, sales and earnings growth which, over a business cycle, can be expected to produce high levels of free cash flow. Further, the Adviser seeks companies with strong management teams that can capitalize on catalysts for growth and competitive advantages such as superior products and favorable industry, economic and political trends. While trying to maximize the growth potential of the Fund’s portfolio of investments, the Adviser also seeks to obtain securities for the Fund that are selling at a reasonable valuation in view of their expected growth rate.
The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer. The Fund’s foreign investments may include securities of companies in emerging market countries, so that the Fund has the flexibility to take full advantage of investment opportunities in micro capitalization companies. The Adviser will not invest more than 25% of the Fund’s net assets directly in foreign companies. The Fund may have significant exposure to the health care sector.

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The Fund generally seeks to purchase securities as long-term investments, but the Adviser will sell or reduce holdings when a company fails to meet its expectations with regard to potential growth, addressable market, margin erosion, management changes or price considerations. The Fund may employ rapid trading strategies to capture incremental increases in the prices of securities, to protect against downside risk and to enhance the Fund’s return.
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments. There may be times, however, when the Fund attempts to respond to unfavorable market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

The Fund may lend its portfolio securities to seek to generate additional income.

Principal Risks
Investing in a mutual fund has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund, and the circumstances that could adversely affect the Fund’s NAV and total return, are listed below.
•Common Stock Risk: Common stock represents an ownership interest in a company. Holders of common stock are generally subject to greater risk than holders of preferred stocks and debt securities because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors. Furthermore. common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.
•    Market Risk: The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.
•Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•    Micro-Capitalized Company Risk: Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks
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at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•    Growth Companies Risk: Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.
•Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
◦Healthcare Sector Risk. To the extent the Fund focuses on the healthcare sector, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.
•    Science and Technology Risk: The Fund’s investments in science and technology companies expose the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.
•    Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are typically greater in emerging markets countries.
•    Geographic Focus Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
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•    Securities Lending Risk. The Fund lends its portfolio securities to seek to earn additional income. When the Fund lends its portfolio securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more registered money market funds and/or unregistered, privately offered cash management vehicles that principally invest in high quality, short term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, instruments of U.S. and foreign banks, corporate debt obligations, municipal obligations, debt obligations of foreign governments, their agencies or instrumentalities, repurchase agreements, funding agreements, asset-backed securities, including asset-backed commercial paper, and money market funds. A decline in the value of a cash management vehicle in which collateral is invested may cause the Fund may to lose money. Lending portfolio securities also involves the risk that the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the securities or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Securities lending may also result in the Fund being unable to vote shares in a proxy solicitation by the issuer of a loaned security and/or may cause the Fund to be ineligible to receive a distribution from the issuer of a loaned security. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.

DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund expects to publicly disclose 100% of its portfolio holdings on its website no earlier than 30 days after each calendar quarter end. Each Fund also intends to disclose its top 25 holdings on a monthly basis on its website no earlier than 30 days after the month end, along with information regarding the percentage of the portfolio that each holding comprises. A further description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.
FUND MANAGEMENT
Adviser. The Adviser, Jacob Asset Management of New York LLC, a federally registered investment adviser, is a Delaware limited liability company with its principal office located at 727 2nd Street #106, Hermosa Beach, California 90254. Pursuant to the Investment Advisory Agreements for the Funds, the Adviser manages each Fund’s portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general supervision of the Funds’ Board of Directors. The Adviser is also responsible for overseeing the performance of the Funds’ administrator and other service providers.
Ryan I. Jacob is the Lead Portfolio Manager of and is primarily responsible for the day-to-day management of the Jacob Internet Fund and Jacob Small Cap Growth Fund. Mr. Jacob is the founder and Chief Executive Officer of the Adviser, as well as President of Jacob Funds Inc. He has served as Lead Portfolio Manager of the Jacob Internet Fund and Jacob Small Cap Growth Fund since each Fund’s inceptions in 1999 and 2010, respectively. Mr. Jacob served as Lead Portfolio Manager of the Jacob Discovery Fund from its inception in 2012 until December 2013, and is currently serving as a Co-Portfolio Manager of the Fund. Mr. Jacob served as Chief Portfolio Manager of The Internet Fund, Inc. from December 20, 1997 through June 24, 1999. Mr. Jacob also served as a financial analyst for Lepercq, de Neuflize & Co. Inc. from September 1998 to June 1999 and as an analyst for Horizon Asset Management from October 1994 through August 1998. Mr. Jacob also served as the Director of Research for IPO Value Monitor, an investment related research service from 1996 to August 1998. Previously, Mr. Jacob was an assistant portfolio manager in the private clients group at Bankers Trust from October 1992 through October 1994. Mr. Jacob, a graduate of Drexel University, has over 28 years of investment experience.
Darren Chervitz is the Lead Portfolio Manager of and is primarily responsible for the day-to-day management of the Jacob Discovery Fund. Mr. Chervitz served as Co-Portfolio Manager of the Jacob Discovery Fund since its
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inception in 2012 until December 2013, and as Lead Portfolio Manager since December 2013. He is also a Co-Portfolio Manager of the Jacob Internet Fund and Jacob Small Cap Growth Fund. He has served as the Director of Research for the Adviser since 1999. Prior to his employment with the Adviser, Mr. Chervitz was a financial editor and reporter for CBS MarketWatch from August 1996 to July 1999. Mr. Chervitz was also a technology stock analyst for ZDTV from August 1996 to July 1999. Mr. Chervitz has over 24 years of financial industry and investment experience.
Francis J. Alexander is a Co-Portfolio Manager of the Jacob Internet Fund. He was Chief Portfolio Manager of The Internet Fund, Inc. from October 21, 1996 (inception) through December 19, 1997 and thereafter was a portfolio manager of that fund while Mr. Jacob served as Chief Portfolio Manager. Mr. Alexander was a portfolio manager with Lepercq, de Neuflize & Co. Inc. from May 1998 to March 2002. He has served as President of Alexander Capital Management, Inc. since 1985. Mr. Alexander received his Bachelor of Arts from Notre Dame University and his Master of Business Administration from St. John’s University. Mr. Alexander has over 49 years of investment experience.
The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of Fund shares.
Adviser’s Fees
Jacob Internet Fund: Pursuant to the terms of the Investment Advisory Agreement, the Adviser receives a monthly advisory fee equal to an annual rate of 1.25% of the Fund’s annual average daily net assets up to $250 million, and 0.90% of the Fund’s annual average daily net assets over $250 million. The Adviser has contractually agreed, through at least January 5, 2025, to waive its advisory fees in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Jacob Internet Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.95% for Investor Class shares average daily net assets for the Fund. Please note that the maximum annual waiver is 0.10% of the Fund’s average daily net assets, which means that the Fund’s overall expenses could exceed 2.95% for Investor Class shares. Pursuant to its fee waiver agreement with the Jacob Internet Fund, the Adviser is entitled to recoup any fees that it waived for a period of thirty-six (36) months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund’s expense level to exceed any applicable expense limitation that was in place for the Fund when the fees were waived. This waiver agreement may only be terminated by the Board.
Jacob Small Cap Growth Fund: Pursuant to the terms of the Investment Advisory Agreement, the Adviser receives a monthly advisory fee equal to an annual rate of 0.80% of the Fund’s annual average daily net assets up to $250 million, and 0.70% of the Fund’s annual average daily net assets over $250 million (“Small Cap Advisory Fee”). The Adviser has contractually agreed, through at least January 5, 2025, to waive up to 100% of its advisory fees to the extent that the Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.25% or 1.95% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets. Please note that the maximum annual waiver is limited to the rate of the Small Cap Advisory Fee (0.80% of the Fund’s annual average daily net assets as of September 1, 2023), which means that it is possible that the Jacob Small Cap Growth Fund’s overall expenses could exceed 2.25% for Investor Class shares or 1.95% for Institutional Class shares. Pursuant to its fee waiver agreement with the Jacob Small Cap Growth Fund, the Adviser is entitled to recoup any fees that it waived for a period of thirty-six (36) months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund’s expense level to exceed any applicable expense limitation that was in place for the Fund when the fees were waived. This waiver agreement may only be terminated by the Board.
Jacob Discovery Fund: Pursuant to the terms of the Investment Advisory Agreement, the Adviser receives a monthly advisory fee equal to an annual rate of 1.10% of the Fund’s annual average daily net assets up to $250
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million, and 0.80% of the Fund’s annual average daily net assets over $250 million (“Discovery Advisory Fee”). The Adviser has contractually agreed, through at least January 5, 2025, to waive up to 100% of its advisory fees to the extent that the Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.30% or 2.00% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets. Please note that the maximum waiver is limited to the rate of the Discovery Advisory Fee (1.10% of the Fund’s annual average daily net assets as of September 1, 2023), which means that it is possible that the Jacob Discovery Fund’s overall expenses could exceed 2.30% for Investor Class shares or 2.00% for Institutional Class shares. Pursuant to its fee waiver agreement with the Jacob Discovery Fund, the Adviser is entitled to recoup any fees that it waived for a period of thirty-six (36) months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund’s expense level to exceed any applicable expense limitation that was in place for the Fund when the fees were waived. This waiver agreement may only be terminated by the Board.
A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreements for the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Discovery Fund is available in the Funds’ semi-annual report to shareholders for the six-month period ended February 28, 2023.
PURCHASE OF FUND SHARES
Each Fund sells (and redeems) its shares on a continuous basis at NAV and does not apply any front-end or back-end sales charges. A completed application must be submitted to the Fund, along with payment of the purchase price by check or wire. Your purchase will be calculated at the next determined NAV after U.S. Bank Global Fund Services (the “Transfer Agent”) receives your request in good order.
Shares of the Funds have not been registered for sale outside the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
The Funds have established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Funds are required to obtain the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):
•    Full name
•    Date of birth (individuals only)
•    Social Security or tax identification number
•    Permanent street address (Addresses containing only a P.O. Box will not be accepted)
•    Accounts opened by entities, such as corporations, companies or trusts, will require additional documentation
If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporate, etc.), you must also supply the identity of the beneficial owners. Please note that if any information listed above is missing, your application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application as part of the Funds’ Anti-Money Laundering Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-888-JACOB-FX (1-888-522-6239).
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Minimum Investments. To purchase Investor Class shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gifts and Transfers to Minors Act, an IRA account, 401(k) plan, other retirement accounts, or when establishing an Automatic Investment Plan need to invest only require $1,000 to start. Once you have an account with a Fund, you may make additional investments in Investor Class shares in amounts as low as $100.
To purchase Institutional Class shares, you need to invest at least $100,000 initially. Once you have an account with a Fund, you may make additional investments in Institutional Class shares in amounts as low as $100.
The Funds reserve the right to vary the initial and subsequent minimum investment requirements at any time, to reject any purchase or exchange request, or to suspend the offering of its shares at any time.
Market Timing Policy
The Funds prohibit short-term or excessive trading, often referred to as “market timing.” Market timing may interfere with the efficient management of a Fund’s portfolio, materially increase a Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders. Some securities in which the Funds have authority to invest, such as foreign securities or thinly traded securities, could subject the Funds to additional market timing risks as described below. In order to reduce the risks of market timing, the Funds will take steps to deter and detect short-term or excessive trading pursuant to the Funds’ market timing policies as described in this prospectus and approved by the Board.
A short-term trading redemption fee is assessed on any Fund shares, except those shares received from reinvested distributions, in a Fund account that are sold (by redemption, whether voluntary or involuntary) within 30 days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and the shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds.
The redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. The redemption fee is not intended to accommodate short-term trading and the Funds will monitor the assessment of redemption fees against an investor’s account. A shareholder is subject to the 2% redemption fee whether they are a direct shareholder of a Fund or investing indirectly in a Fund through a financial intermediary such as a broker-dealer, an investment adviser, an administrator or trustee of an Internal Revenue Service (“IRS”) recognized tax-advantaged savings plan, such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with a Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect a Fund’s redemption fee on the Fund’s behalf from their customers’ accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems’ requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Funds. The Funds will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. To the extent required by applicable regulation, the Funds or the Transfer Agent enter into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. Shareholders investing in Fund shares through a financial intermediary should contact their financial intermediary (or, in the case of a 401(k) retirement plan, the plan sponsor) for more information on any differences in how the redemption fee is applied to investments in the Funds.
In addition, the Adviser monitors shareholder transactions into and out of the Funds to identify activity that could be deemed to be market timing. If a Fund or its agents conclude that a shareholder’s trading may be detrimental to the Fund, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases and redemptions. Transactions placed in violation of the Funds’ market timing policy are not
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necessarily deemed received in good order by the Funds and may be cancelled or revoked by a Fund on the next business day following receipt by the Fund.
Shareholders are subject to the market timing policy whether they are direct shareholders of a Fund or investing indirectly in a Fund through a financial intermediary such as a broker-dealer, an investment adviser, an administrator or trustee of an IRS recognized tax-advantaged savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.
While the Funds will monitor certain transactions through financial intermediaries and encourage financial intermediaries to apply the Funds’ market timing policy to their customers who invest indirectly in a Fund, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ market timing policy with respect to customers of financial intermediaries. More specifically, unless the financial intermediaries have the ability to apply the Funds’ market timing policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ market timing policy.
Although these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. There is no assurance that a Fund or its agents will gain access to any or all information necessary to detect market timing in omnibus accounts. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.
The Funds also have the authority to invest in foreign securities that are traded on foreign exchanges or securities that are thinly traded. To the extent a Fund invests in these types of securities, the Fund may be exposed to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change of the value of a fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as ‘arbitrage market timing.’ For example, a Fund may hold portfolio securities that are traded on a foreign exchange that closes prior to the time that the Fund sets its NAV. If an event that affects the value of that foreign security occurs prior to the time that a Fund sets its NAV, the closing price of the foreign security may not accurately represent the value of the foreign security at the time the Fund sets its NAV. Likewise, if a security is thinly traded, the closing price of that security may not accurately represent the market value of that security at the time a Fund sets its NAV. There is the possibility that such ‘arbitrage market timing’ trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs that do not reflect the appropriate fair value prices of those portfolio securities. To reduce the risk of arbitrage market timing, the Funds have procedures to determine the fair value of a portfolio security if there is an indication that, for example, a closing price on a foreign market or closing price of a thinly traded security may not reflect the accurate fair market value of the security.
How to Open an Account:
•    $2,500 minimum for Investor Class shares; $100,000 minimum for Institutional Class shares.
•    $1,000 minimum for IRA, UGMA, 401K, other retirement accounts, and accounts establishing an Automatic Investment Plan for Investor Class shares.
•    The Funds may, but are not required to, accept initial investments below the minimums.
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By Mail
Complete and sign the New Account Application and make a check payable to Jacob Funds Inc.

Mail to: Jacob Funds Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail to: Jacob Funds Inc. c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
All purchases by check should be in U.S dollars drawn on a U.S. financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, credit card checks, Treasury checks, traveler’s checks or starter checks for the purchase of shares. We are unable to accept postdated checks or any conditional order or payment.
NOTE: The Transfer Agent charges a $25 fee for any returned checks. You will be responsible for any losses suffered by a Fund as a result.
By Wire
If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone at 1-888-JACOB-FX to make arrangements with a telephone service representative to submit your completed application via mail or overnight delivery. Upon receipt of your application in good form, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-888-JACOB-FX.
Your purchase request should be wired through the Federal Reserve Bank as follows:

U.S. Bank N.A. 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA Number: 075000022	Credit: U.S. Bancorp Fund Services, LLC Account Number: 112-952-137 Further credit: Your Fund name Your account name and account number
Wired funds must be received prior to 4:00 p.m. (Eastern time) to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequence of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
How to Purchase Additional Shares:
By Mail
You may add to your account at any time by mailing the remittance form which is attached to your individual account statement along with any subsequent investments. All requests must include your account registration and account number in order to assure that your funds are credited properly.
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By Wire
Before sending your wire, please contact the Transfer Agent at 1-888-JACOB-FX to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Please follow the wiring instructions detailed in the earlier section How to Open an Account.
By Telephone
If you have completed the appropriate section of the New Account Application or if you make subsequent arrangements in writing, and your account has been open for seven business days, you may purchase additional shares by telephoning the Funds toll-free at 1-888-JACOB-FX. This option allows investors to move money from their pre-designated bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.
To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your order before the close of regular trading on that date. You may not use telephone transactions for your initial purchase of Fund shares.
The Funds may alter, modify or terminate the telephone purchase option at any time. The minimum amount that can be transferred by telephone is $100. For more information about telephonic transactions, please call the Funds at 1-888-JACOB-FX.
By Internet
This option allows you to purchase additional shares directly through the Funds’ website at www.jacobmutualfunds.com. To choose this option, complete the appropriate section of the New Account Application or make subsequent arrangements by submitting a written request. Only bank accounts held at a domestic institution which is an ACH member may be used for Internet transactions.
To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your order before the close of regular trading on that date. You may not use Internet transactions for your initial purchase of Fund shares.
The Funds may alter, modify or terminate the Internet purchase option at any time. The minimum amount that can be transferred by Internet is $100. For more information about Internet transactions, please call the Funds at 1-888-JACOB-FX.
By Automatic Investment Plan
You may purchase additional shares of a Fund in amounts of $100 or more through an Automatic Investment Plan which allows monies to be deducted directly from your checking or savings accounts to invest in the Fund. You may make automatic investments monthly, quarterly, semi-annually or annually into your established Fund account.
You are eligible for this plan if your bank account is maintained at a domestic financial institution which is an ACH member. If your financial institution rejects your payment, a $25 fee will be charged to your account. Any change to or termination of your Automatic Investment Plan should be made five days prior to the effective date in writing or by contacting the Transfer Agent at 1-888-JACOB-FX.
The Funds may alter, modify or terminate the Automatic Investment Plan at any time. For information about participating in the Automatic Investment Plan, please call the Funds at 1-888-JACOB-FX.
Investing Through Brokers or Agents. You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. Investors may be charged a separate fee by a broker or agent. The broker or agent may also set their own initial and subsequent investment minimums.
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Retirement Plans. Investor Class shares of the Funds are available for use in tax-advantaged retirement plans such as:
•    IRAs,
•    employer-sponsored defined contribution plans (including 401(k) plans), and
•    tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code").
For more information on IRA accounts and to receive an IRA application and disclosure statement, please call 1-888-JACOB-FX.
Receipt of Orders. Shares may only be purchased on days the Funds are open for business (generally the same days that the New York Stock Exchange is open for business). If you are paying with federal funds (wire), your order will be considered received when U.S. Bank N.A. receives the federal funds. When making a purchase request in writing, make sure your request is in good order. “Good order” means your letter of instruction includes:
•    the name of the Fund
•    the dollar amount of shares to be purchased
•    purchase application or investment slip
•    check payable to Jacob Funds Inc.
Timing of Requests. All requests received in good order by the Transfer Agent before 4:00 p.m. (Eastern time) will be executed on that same day. The Funds or their service providers have also entered into arrangements authorizing certain financial intermediaries (or their agents) to accept purchase and redemption orders for Fund shares. Purchases through an authorized intermediary or agent will be executed on the same day, provided the authorized intermediary or agent receives in good order the request before 4:00 p.m. (Eastern time). Requests received after 4:00 p.m. (Eastern time) by the Transfer Agent or an authorized intermediary or agent will be processed at the next determined NAV on the following business day.
Unclaimed Property. It is important that a Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-888-522-6239 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

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REDEMPTION OF FUND SHARES
When Redemption Proceeds Are Sent to You. You may redeem your shares on any day a Fund is open for business (generally the same days that the New York Stock Exchange is open for business). Once the Transfer Agent or an authorized intermediary or agent receives in good order your redemption request, your request will be processed at the next determined NAV. If you purchase shares by check or ACH transfer and request a redemption soon after the purchase, the Funds will honor the redemption request, but will not mail the proceeds until your purchase has cleared (usually within 10 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option. If you make a purchase by check or ACH transfer that does not clear, the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.
A redemption request received in good order before 4:00 p.m. (Eastern time) will normally be sent to the bank account of record or mailed to your address of record on the following business day. Credit for redemption proceeds sent via ACH transfer may not be available for two business days thereafter. In no event will proceeds be wired, mailed or transferred through the ACH system more than seven days after the Transfer Agent receives in good order a redemption request. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.
The Funds and the Transfer Agent each reserve the right to refuse a wire, telephone or Internet redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire, telephone or Internet may be modified or terminated at any time by the Funds.
How to Redeem Shares:
By Mail
Send written redemption requests to:
Jacob Funds Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services' post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
If a redemption request is inadvertently sent to the Funds at their corporate address, it will be forwarded to the Transfer Agent and the effective date of redemption will be delayed until the request is received by the Transfer Agent.
The Funds cannot honor any redemption requests with special conditions or which specify an effective date.
When making a redemption request, make sure your request is in good order. “Good order” means your letter of instruction includes:
•    the name of the Fund
•    the number of shares or the dollar amount of shares to be redeemed
•    the account registration and account number
•    signatures of all registered shareholders exactly as the shares are registered with signature(s) guaranteed if applicable
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Account Registration	Signature Requirements
Individual, Joint Tenants, Sole Proprietorship,
Custodial (UGMA), General Partners	Redemption requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations, Associations	Redemption request and a corporate resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).
Trusts	Redemption request signed by the Trustee(s), with a signature guarantee. (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)
By Telephone
If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing your Fund by telephone at 1-888-JACOB-FX. You must redeem at least $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 generally must be made in writing. A signature guarantee or other acceptable signature verification may be requested of all shareholders in order to change redemption privileges.
By Internet
If you are set up to perform Internet transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 through the Funds’ website at www.jacobmutualfunds.com. You must redeem at least $100 for each internet redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee or other acceptable signature verification may be requested of all shareholders in order to change redemption privileges.
By Systematic Withdrawal Plan
If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Funds’ systematic withdrawal option allows you to move money automatically from your Fund account to your bank account according to the withdrawal schedule you select. To select the systematic withdrawal option, you must complete the Systematic Withdrawal Plan (SWP) section of the New Account Application. The minimum systematic withdrawal amount is $100. A check will be issued to the Address of Record or you can choose to have the proceeds transferred from your Fund account to the account you choose on your account application form. Your bank must be a member of the Automated Clearing House network (ACH). You may change your payment amount or terminate your participation in writing or by contacting the Transfer Agent at 1-888-JACOB-FX five days prior to the effective date.
If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.
For further details about this service, see the New Account Application or call the Funds at 1-888-JACOB-FX.
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Electronic Transfers. The proceeds of a redemption can be sent directly to your bank account via wire or ACH transfer. You can elect these options by completing the appropriate section of the New Account Application or making subsequent arrangements in writing. In order to arrange for redemption by wire or ACH transfer after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Funds at the address listed above. If the proceeds are sent by wire, the Transfer Agent will assess a wire fee (currently $15). If money is moved via ACH transfer, you will not be charged by the Funds for these services. There is a $100 minimum per transfer.
In order to arrange for a redemption by wire or ACH transfer, or to change the bank account designated to receive redemption proceeds after an account has been opened, a written request must be sent to the Funds at the address listed in the section on How to Open an Account. A signature guarantee or other acceptable signature authentication may be required. The request should be received no later than five days prior to the effective date of the transaction.
Telephone/Internet Requests. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone or Internet instructions for redemptions that are reasonably believed to be genuine. The Funds will use reasonable procedures to attempt to confirm that all telephone and Internet instructions are genuine such as requesting that a shareholder provide:

Telephone	Internet
• the name in which the account is registered, and • the Fund account number and his/her social security number.	• the Fund account number and social security number, and • his/her Personal Identification Number (PIN) which can be established on the website.
If the Funds fail to follow these reasonable procedures, they may be liable for any loss due to unauthorized or fraudulent transactions. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Telephone and Internet redemptions may be difficult during periods of drastic economic or market changes. If you are unable to contact the Funds by telephone or Internet, you may also redeem shares by mail following the instructions above. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
IRA Redemptions. Shares held in IRA and other retirement accounts may be redeemed by telephone by completing the appropriate section of the IRA application or by making subsequent arrangements in writing. Investors will be asked whether or not to withhold taxes from any distribution.
If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact the Transfer Agent in advance: 1-888-JACOB-FX.
Signature Guarantees. Signature guarantees, from either a Medallion program member or a non-Medallion program member, generally are needed:
•    For redemptions requests over $50,000
•    When redemption proceeds are payable or sent to any person, address or bank account not on record
•    When ownership is being changed on your account
•    When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days
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The Funds and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Funds reserve the right to waive any signature guarantee requirement at their discretion.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. Call the Funds at 1-888-JACOB-FX for more information.
Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Proceeds. The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemptions In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.
Redemptions In-Kind. The Company has elected to be governed by Rule 18f-1 under the 1940 Act so that the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of the NAV (an amount that would affect Fund operations) during any 90-day period for any shareholder of a Fund. Each Fund reserves the right to pay the redemption price of its shares in excess of $250,000 or 1% of its net asset value, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). A redemption in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method as a Fund uses to calculate its NAV. You may experience additional expenses such as brokerage commissions in order to sell the securities received from the Fund. In-kind payments do not have to constitute a cross section of a Fund’s portfolio. The Funds will not recognize gain or loss for federal tax purposes on the securities used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and your basis in the Fund shares redeemed.
Accounts with Low Balances. Due to the high cost of maintaining Investor Class accounts with low balances, the Funds may mail you a notice if your account falls below $2,500, or $1,000 for IRA, UGMA, 401K, other retirement accounts and accounts with an Automatic Investment Plan, other than as a result of a decline in the value per share of a Fund, requesting that you bring the account back up to the required minimum or close it out. If you do not respond to the request within 30 days, the Funds may close your account and send you the proceeds.
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EXCHANGE OF FUND SHARES
Shareholders of record may exchange shares of any Jacob Fund for shares of any other Jacob Fund on any business day by contacting the Transfer Agent or their financial institution or intermediary. The financial institution or intermediary will contact the Transfer Agent to complete the exchange. Shareholders who have established telephone exchange privileges on their account may make a telephone request to exchange shares for an additional $5 fee. This exchange privilege may be changed or canceled by the Funds at any time upon 60 days’ notice to shareholders. Exchanges are generally made only between identically registered accounts and within the same share class. Any exchange involving a change in ownership will require a written request with signature(s) guaranteed. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and STAMP. A notary public is not an acceptable signature guarantor. Exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another; as a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. In addition, a 2% redemption fee will be imposed on an exchange of shares within 30 days of purchase. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share. The Jacob Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.
Conversion Feature. Subject to the Advisor’s approval, if shareholders currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there are no tax consequences and shareholders are not subject to the redemption fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-888-JACOB-FX.
PRICING OF FUND SHARES
How NAV is Determined. The NAV is equal to the value of a Fund’s securities, cash and other assets less all expenses and liabilities divided by the number of shares outstanding. The NAV is determined once daily on Monday through Friday as of the close of business of the New York Stock Exchange (generally 4 p.m., Eastern time) on each day that the Funds are open (generally, the same days that the New York Stock Exchange is open). If the New York Stock Exchange closes at a different time, or if an emergency exists, the NAV may be calculated at a different time. The Funds do not determine NAV on the following holidays:

• New Year’s Day	• Memorial Day	• Thanksgiving Day
• Martin Luther King, Jr. Day	• Juneteenth Day	• Christmas Day
• Presidents’ Day	• Independence Day
• Good Friday	• Labor Day
The Funds’ portfolio securities traded on exchanges are valued each day at the last reported sales price on each security’s principal exchange, except those traded on the Nasdaq Global Market and Capital Market exchanges (together, “Nasdaq”). Securities traded on the Nasdaq will be valued at the Nasdaq Official Closing Price. If market quotations are not readily available or not reliable, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board of Directors. A Fund will also value a security at fair value if a significant event that materially affects the value of the security occurs after the last available sale price of the security, but before the Fund calculates its NAV.
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The fair value procedures are also used to limit the Funds’ possible exposure to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a Fund’s portfolio holdings and the reflection of the change in the NAV of the Fund’s shares. For example, if a Fund holds a portfolio security traded on a foreign exchange that closes prior to the time that the Fund sets its NAV and an event that may affect the value of that foreign security occurs after the foreign market close, the Adviser will review the closing price of the foreign security on the foreign exchange to determine whether the price at the foreign market close accurately reflects the fair market value of the foreign security at the time that the Fund sets its NAV. If the Adviser determines the price at the foreign market close does not accurately reflect the fair market value of the foreign security when a Fund sets its NAV, the Adviser will take steps to determine the fair market value of the security.
To the extent that the Adviser determines the fair market value of a security, it is possible that the fair market value determined by the Adviser will not exactly match the market price of the security when the security is sold by a Fund. The Funds may use independent pricing services to assist in calculating the NAV. In addition, if a Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Fund does not price its shares, the NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.
DIVIDENDS AND DISTRIBUTIONS
Each Fund has elected and intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. For a discussion of the taxation of dividends or distributions, see “Tax Consequences.”
The net investment income of a Fund for each business day is determined immediately prior to the determination of NAV. Shares of the Funds earn dividends on the business day their purchase is effective but not on the business day their redemption is effective.
Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.”  At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Choosing a Distribution Option. All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. Any dividends or capital gain distributions you receive from the Fund will
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normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. If you wish to change your distribution option please write or call the Transfer Agent at 1-888-JACOB-FX at least five days prior to the record date for the next distribution.
If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.
TAX CONSEQUENCES
Fund Distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you to be taken as a deduction or credit on your federal income tax return.
Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
45

Non-U.S. Investors. While the Funds do not generally sell shares to investors residing outside the United States, any non-U.S. investors that did acquire shares may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.
46

DISTRIBUTION ARRANGEMENTS
Distributor and 12b-1 Plan.  Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (the “Distributor”) has entered into an agreement with the Funds to serve as the Funds’ distributor.
Jacob Internet Fund: The Distributor is paid an annual distribution fee of 0.10% of the average daily net assets of the Jacob Internet Fund (the “Distribution Fee”) under the terms of the Fund’s Rule 12b-1 Plan, which only applies to the Investor Class shares of the Fund. This fee is used to compensate the Distributor and, at the direction of the Adviser, to pay promotional and advertising expenses related to the distribution of the Jacob Internet Fund’s shares and expenses related to the printing of Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, the fee will be used to compensate financial intermediaries for providing distribution assistance with respect to the sale of Jacob Internet Fund shares. See “Investment Advisory and Other Services” in the Statement of Additional Information.
The Jacob Internet Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Internet Fund Plan”). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Internet Fund Plan permitted by Rule 12b-1. Pursuant to the Internet Fund Plan, the Jacob Internet Fund compensates the Adviser with an annual service fee of 0.25% of the Fund’s average daily net assets for certain expenses and costs including those incurred in connection with providing shareholder servicing and maintaining shareholder accounts. In addition, the Adviser may use the fee to compensate parties with which it has written agreements and whose clients own shares of the Jacob Internet Fund for providing servicing to their clients (“shareholder servicing”). As noted above, the Internet Fund Plan also provides for an annual Distribution Fee of 0.10% used to provide promotional support to the Jacob Internet Fund and to make payments to broker-dealers and other financial institutions whose clients are Fund shareholders. The Board has determined to reduce the fees payable under the Internet Fund Plan (including the Distribution Fee and/or the fee for shareholder servicing) to no more than 0.25% of average daily net assets through at least January 5, 2025. The Distribution Fee is an “asset based sales charge” and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). Because these fees are paid out of the Jacob Internet Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid under the Internet Fund Plan may not be waived for individual shareholders.
Jacob Small Cap Growth Fund and Jacob Discovery Fund: The Jacob Small Cap Growth Fund and Jacob Discovery Fund have adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Growth Funds Plan”). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Growth Funds Plan permitted by Rule 12b-1. Pursuant to the Growth Funds Plan, the Funds make payments to the distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis (for Investor Class shares only). The Board has determined to reduce such fees payable under the Growth Funds Plan from 0.35% to 0.25% through at least January 5, 2025. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by FINRA. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid under the Growth Funds Plan may not be waived for individual shareholders.
47

Financial intermediaries may charge investors a fee in connection with their provision of specialized purchase and redemption procedures. In addition, Financial intermediaries offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through financial intermediaries may be less than it is to investors who invest in a Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.
HOUSEHOLDING
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-522-6239 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

48

NOTICE OF PRIVACY POLICY
We collect the following nonpublic personal information about you:
•Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.
We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
49

FINANCIAL HIGHLIGHTS:
JACOB INTERNET FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information through August 31, 2022 has been audited by BBD, LLP. The information for the fiscal year ended August 31, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s most recent annual report, which is available upon request.
INVESTOR CLASS SHARES
The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023		2022		2021	2020		2019
Per Share Data:
Net asset value, beginning of year	$4.84		$10.63		$7.18	$5.22		$5.40
Income (loss) from investment operations:
Net investment loss(1)	(0.09)		(0.16)		(0.19)	(0.12)		(0.10)
Net realized and unrealized gain (loss) on investment transactions	(0.45)		(5.34)		4.81	2.65		0.29
Total from investment operations	(0.54)		(5.50)		4.62	2.53		0.19
Less distributions from net realized gains	—		(0.29)		(1.19)	(0.57)		(0.37)
Paid in capital from redemption fees(2)	0.00	(3)	0.00	(3)	0.02	0.00	(3)	0.00	(3)
Net asset value, end of year	$4.30		$4.84		$10.63	$7.18		$5.22
Total return	-11.16%		-53.13%		71.34%	55.45%		4.61%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$49,535		$63,096		$170,119	$69,126		$49,766
Ratio of gross operating expenses (prior to waivers) to average net assets	2.54%		2.12%		2.03%	2.60%		2.42%
Ratio of net operating expenses (after waivers) to average net assets(4)	2.44%		2.02%		1.93%	2.50%		2.32%
Ratio of net investment loss (prior to waivers) to average net assets	(2.18)%		(2.11)%		(1.98)%	(2.52)%		(2.18)%
Ratio of net investment loss (after waivers) to average net assets(4)	(2.08)%		(2.01)%		(1.88)%	(2.42)%		(2.08)%
Portfolio turnover rate	45%		42%		44%	52%		50%

(1)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)Less than $0.01 per share.
(4)For the period September 1, 2011 through January 5, 2024, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund's average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Fund has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay Plan related expenses up to 0.35% of average daily net assets on an annual basis. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.
50

FINANCIAL HIGHLIGHTS:
JACOB SMALL CAP GROWTH FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information through August 31, 2022 has been audited by BBD, LLP. The information for the fiscal year ended August 31, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s most recent annual report, which is available upon request.
INSTITUTIONAL CLASS SHARES
The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023		2022		2021	2020		2019
Per Share Data:
Net asset value, beginning of year	$17.29		$43.52		$30.80	$23.91		$28.81
Income (loss) from investment operations:
Net investment loss(1)	(0.41)		(0.52)		(0.68)	(0.42)		(0.39)
Net realized and unrealized gain (loss) on investment transactions	(0.17)		(20.09)		18.37	7.98		(4.26)
Total from investment operations	(0.58)		(20.61)		17.69	7.56		(4.65)
Less distributions from net realized gains	—		(5.62)		(5.02)	(0.67)		(0.25)
Paid in capital from redemption fees(2)	0.00	(3)	0.00	(3)	0.05	0.00	(3)	—
Net asset value, end of year	$16.71		$17.29		$43.52	$30.80		$23.91
Total return	-3.35%		-53.74%		62.04%	32.23%		-16.17%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$4,261		$5,057		$12,782	$12,799		$10,825
Ratio of gross operating expenses (prior to waiver) to average net assets	3.63%		2.46%		1.84%	2.56%		2.22%
Ratio of net operating expenses (after waiver) to average net assets(4)	2.83%		1.95%		1.74%	1.95%		1.95%
Ratio of net investment loss (prior to waiver) to average net assets	(3.23)%		(2.37)%		(1.80)%	(2.32)%		(1.81)%
Ratio of net investment loss (after waiver) to average net assets(4)	(2.43)%		(1.86)%		(1.70)%	(1.71)%		(1.54)%
Portfolio turnover rate	64%		45%		71%	89%		88%

(1)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)Less than $0.01 per share.
(4)The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.
51

INVESTOR CLASS SHARES
The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023		2022		2021	2020		2019
Per Share Data:
Net asset value, beginning of year	$16.68		$42.33		$30.14	$23.48		$28.36
Income (loss) from investment operations:
Net investment loss(1)	(0.44)		(0.61)		(0.76)	(0.49)		(0.46)
Net realized and unrealized gain (loss) on investment transactions	(0.16)		(19.42)		17.92	7.82		(4.19)
Total from investment operations	(0.60)		(20.03)		17.16	7.33		(4.65)
Less distributions from net realized gains	—		(5.62)		(5.02)	(0.67)		(0.25)
Paid in capital from redemption fees(2)	0.00	(3)	0.00	(3)	0.05	0.00	(3)	0.02
Net asset value, end of year	$16.08		$16.68		$42.33	$30.14		$23.48
Total return	-3.60%		-53.90%		61.60%	31.83%		-16.35%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$2,987		$3,488		$17,384	$5,037		$4,538
Ratio of gross operating expenses (prior to waiver) to average net assets	3.98%		2.70%		2.07%	2.91%		2.57%
Ratio of net operating expenses (after waiver) to average net assets(4)	3.08%		2.25%		1.93%	2.25%		2.25%
Ratio of net investment loss (prior to waiver) to average net assets	(3.57)%		(2.62)%		(2.03)%	(2.67)%		(2.15)%
Ratio of net investment loss (after waiver) to average net assets(4)	(2.67)%		(2.17)%		(1.89)%	(2.01)%		(1.83)%
Portfolio turnover rate	64%		45%		71%	89%		88%

(1)    Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)    Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)    Less than $0.01 per share.
(4)    The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

52

FINANCIAL HIGHLIGHTS:
JACOB DISCOVERY FUND
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information through August 31, 2022 has been audited by BBD, LLP. The information for the fiscal year ended August 31, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s most recent annual report, which is available upon request.
INSTITUTIONAL CLASS SHARES
The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023		2022	2021	2020		2019
Per Share Data:
Net asset value, beginning of year	$24.48		$45.90	$27.00	$19.26		$18.50
Income (loss) from investment operations:
Net investment loss(1)	(0.40)		(0.61)	(0.65)	(0.35)		(0.29)
Net realized and unrealized gain (loss) on investment transactions	(1.02)		(19.91)	21.69	8.09		1.05
Total from investment operations	(1.42)		(20.52)	21.04	7.74		0.76
Less distributions from net investment income	—		(0.18)	—	—		—
Less distributions from net realized gains	—		(0.73)	(2.24)	—		—
Paid in capital from redemption fees(2)	0.00	(3)	0.01	0.10	0.00	(3)	—
Net asset value, end of year	$23.06		$24.48	$45.90	$27.00		$19.26
Total return	-5.80%		-45.51%	82.06%	40.19%		4.11%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$10,013		$13,274	$30,536	$13,249		$9,840
Ratio of gross operating expenses (prior to waiver) to average net assets	2.30%		1.80%	1.74%	2.90%		2.90%
Ratio of net operating expenses (after waiver) to average net assets(4)	2.00%		1.80%	1.67%	2.00%		2.00%
Ratio of net investment loss (prior to waiver) to average net assets	(1.97)%		(1.80)%	(1.66)%	(2.60)%		(2.52)%
Ratio of net investment loss (after waiver) to average net assets(4)	(1.67)%		(1.80)%	(1.59)%	(1.70)%		(1.62)%
Portfolio turnover rate	16%		23%	32%	83%		73%

(1)    Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)    Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)    Less than $0.01 per share.
(4)    The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund's gross operating expense ratio exceeds 2.00%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

53

INVESTOR CLASS SHARES

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023		2022	2021	2020		2019
Per Share Data:
Net asset value, beginning of year	$22.09		$41.51	$24.65	$17.62		$16.96
Income (loss) from investment operations:
Net investment loss(1)	(0.43)		(0.64)	(0.69)	(0.38)		(0.32)
Net realized and unrealized gain (loss) on investment transactions	(0.91)		(17.99)	19.66	7.41		0.96
Total from investment operations	(1.34)		(18.63)	18.97	7.03		0.64
Less distributions from net investment income	—		(0.07)	—	—		—
Less distributions from net realized gains	—		(0.73)	(2.24)	—		—
Paid in capital from redemption fees(2)	0.00	(3)	0.01	0.13	0.00	(3)	0.02
Net asset value, end of year	$20.75		$22.09	$41.51	$24.65		$17.62
Total return	-6.07%		-45.66%	81.58%	39.90%		3.89%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$12,270		$21,897	$81,297	$7,674		$4,254
Ratio of gross operating expenses (prior to waiver) to average net assets	2.64%		2.11%	1.97%	3.25%		3.25%
Ratio of net operating expenses (after waiver) to average net assets(4)	2.30%		2.01%	1.85%	2.30%		2.30%
Ratio of net investment loss (prior to waiver) to average net assets	(2.32)%		(2.11)%	(1.86)%	(2.93)%		(2.87)%
Ratio of net investment loss (after waiver) to average net assets(4)	(1.98)%		(2.01)%	(1.74)%	(1.98)%		(1.92)%
Portfolio turnover rate	16%		23%	32%	83%		73%

(1)    Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)    Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)    Less than $0.01 per share.
(4)    The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.30%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Adviser has agreed to waive 0.10% of the Plan fee.

54

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Prospectus
January 5, 2024
J A C O B I N T E R N E T F U N D
J A C O B S M A L L C A P G R O W T H F U N D
J A C O B D I S C O V E R Y F U N D
each, a series of Jacob Funds Inc.
Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser Jacob Asset Management of New York LLC Administrator and Transfer Agent and Dividend Agent U.S. Bank Global Fund Services Underwriter and Distributor Quasar Distributors, LLC	Custodian U.S. Bank N.A. Legal Counsel Stradley Ronon Stevens & Young, LLP Independent Registered Public Accounting Firm Cohen & Company, Ltd.

A Statement of Additional Information (SAI), dated January 5, 2024, and the Funds’ Annual and Semi-Annual Reports include additional information about the Funds and their investments and are incorporated by reference into this Prospectus. The Funds’ Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the prior fiscal year. You may obtain the SAI and the Annual and Semi-Annual Reports without charge on the Funds’ website (www.jacobmutualfunds.com) or by calling the Funds at 1-888-JACOB-FX. To request other information or to make inquiries, please call your financial intermediary or the Funds. The Funds’ SAI is incorporated by reference into this Prospectus.
A current SAI has been filed with the U.S. Securities and Exchange Commission. You may visit the U.S. Securities and Exchange Commission’s Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information on the EDGAR database. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by sending an e-mail to publicinfo@sec.gov.

Registration No. 811-09447

JACOB FORWARD ETF
(JFWD)

a series of Jacob Funds Inc.

Listed on NYSE Arca, Inc.

PROSPECTUS
January 5, 2024

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

JACOB FORWARD ETF

FUND SUMMARY
Investment Objective
The Jacob Forward ETF (the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

1    The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary or other non-routine expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing in common stocks and other equity securities of companies of all sizes. The Fund maintains a portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities, such as preferred stocks, rights, or warrants. The Fund may have significant exposure to the health care and information technology sectors.
The Fund is managed utilizing a forward-looking investment strategy and seeks to invest in companies that are participating or engaged in innovative and disruptive technologies, products, or services. The Fund invests in a broad group of companies, including many that are in their early stages of development. In researching and selecting investments for the Fund, the Adviser is seeking strong, forward-looking management teams that can leverage innovative technology to obtain durable competitive advantages in order to generate superior rates of growth. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects, particularly a company’s potential for superior long-term growth of capital. It is the Adviser’s goal to maximize the growth potential of the Fund while also striving to acquire securities at reasonable valuations relative to their prospective growth rates.
The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets, including emerging markets, (i.e., those that are in the early stages of their industrial cycles), through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. The Adviser currently does not expect to invest more than 25% of the Fund’s net assets directly in foreign companies.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or smaller number of issuers than if it were a diversified fund.
The Fund may lend its portfolio securities to see to generate additional income.
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Principal Investment Risks
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Growth Companies Risk: Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.
•Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
◦Healthcare Sector Risk: To the extent the Fund focuses on the healthcare sector, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.
◦Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.
•Common Stock Risk: Common stock represents an ownership interest in a company. Holders of common stock are generally subject to greater risk than holders of preferred stocks and debt securities because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors. Furthermore. common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.
•Market Capitalization Risks:
◦Large Capitalized Company Risk: The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid Capitalized Company Risk: The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Smaller Capitalized or Unseasoned Company Risk: Investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
◦Micro-Capitalized Company Risk: Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•Market Risk: The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the
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types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.
•Recent Market Events Risk: U.S. and international markets have experienced a significant period of volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has at times resulted in public health issues, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or unwilling or otherwise become unable to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other AP is able or willing to step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares: Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV: As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount), which may be due to supply and demand of Shares or other reasons. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause APs and other market makers to limit or cease trading in Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices. To the extent that the Fund holds securities that trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs that hold only domestic securities.
◦Trading: Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Limited Operating History: The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Fund may also experience low trading volume and wide bid/ask spreads and may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If the Fund were to be required to delist from the Exchange the value of the Fund may rapidly decline and performance may be negatively impacted. In addition, any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
•Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial
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reporting standards, including recordkeeping standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are typically greater in emerging markets countries.
•Management Risk: Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks.
•Non-Diversification Risk: The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Geographic Focus Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
•Securities Lending Risk. When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year, and the table compares the Fund’s average annual returns with those of a broad measure of market performance for the most recent calendar year. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jacobforwardetf.com.

Annual Total Returns through December 31, 2023

Best Quarter
Q4 2023
36.66%

Worst Quarter
Q2 2022
-41.69%

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Average Annual Total Returns through December 31, 2023

	1 Year	Since Inception (July 13, 2021)
Jacob Forward ETF
Return Before Taxes	35.14%	-22.99%
Return After Taxes on Distributions	35.14%	-23.04%
Return After Taxes on Distributions and Sale of Fund Shares	20.81%	-16.66%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	5.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Fund Management
Jacob Asset Management of New York LLC serves as the Adviser.

Portfolio Manager	Title with the Adviser	Length of Service with the Fund
Ryan I. Jacob	Lead Portfolio Manager	Since Inception (2021)
Darren Chervitz	Co-Portfolio Manager	Since Inception (2021)
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks of Shares or whole multiples thereof, known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.jacobforwardetf.com.
Tax Information
The Fund’s distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND
Additional Information about the Fund’s Investment Objective. The Fund’s investment objective is long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with notice of any such change.
Principal Investment Strategies.
The Fund seeks to achieve its investment objective by investing in common stocks and other equity securities of companies of all sizes. The Fund maintains a portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities, such as preferred stocks, rights, or warrants. Equity securities generally represent an ownership interest in a company and their value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. The Fund may have significant exposure to the health care and information technology sectors.
The Fund is managed utilizing a forward-looking investment strategy and seeks to invest in companies that are participating or engaged in innovative and disruptive technologies, products, or services. The Fund invests in a broad group of companies, including many that are in their early stages of development. In researching and selecting investments for the Fund, the Adviser is seeking strong, forward-looking management teams that endeavor to leverage innovative technology to obtain durable competitive advantages in order to generate superior rates of growth. The Adviser’s overall stock selections are based on its qualitative and quantitative assessment of a company’s fundamental prospects, particularly a company’s potential for superior long-term growth of capital. Specifically, the Adviser looks for companies with expanding profit margins, sales and earnings growth which, over a business cycle, can be expected to produce high levels of free cash flow. Further, it is the Adviser’s goal to maximize the growth potential of the Fund while also striving to acquire securities at reasonable valuations relative to their prospective growth rates.
The Adviser expects to invest the Fund’s net assets primarily in U.S. companies, but may gain exposure to foreign markets through the global operations of U.S. companies, by purchasing depositary receipts or securities of foreign companies traded on U.S. exchanges, or through direct investment in foreign companies. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer. The Fund’s foreign investments may include securities of companies in emerging market countries, so that the Fund has the flexibility to take full advantage of investment opportunities in small and micro capitalization companies. The Adviser currently does not expect to invest more than 25% of the Fund’s net assets directly in foreign companies.
The Fund generally seeks to purchase securities as long-term investments, but the Adviser will sell or reduce holdings when a company fails to meet its expectations with regard to potential growth, addressable market, margin erosion, management changes or price considerations. The Fund may employ rapid trading strategies to capture incremental increases in the prices of securities, to seek to protect against downside risk and to enhance the Fund’s return.
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses, or to maintain liquidity while seeking appropriate investments. There may be times, however, when the Fund attempts to respond to unfavorable market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The Fund may lend its portfolio securities to seek to generate additional income.
Additional Information about the Fund’s Principal Risks. This section provides additional information regarding the principal risks described in the Fund Summary section above. Each risk described below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Each of the factors below could have a negative impact on the Fund’s performance and trading prices.
•Growth Companies Risk: Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.
•Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
▪Healthcare Sector Risk. To the extent the Fund focuses on the healthcare sector, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of
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companies in unrelated sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.
▪Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Common Stock Risk: Common stock represents an ownership interest in a company. Holders of common stock are generally subject to greater risk than holders of preferred stocks and debt securities because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors. Furthermore. common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.
•Market Capitalization Risks:
◦Large Capitalized Company Risk: The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid Capitalized Company Risk: The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Smaller Capitalized or Unseasoned Company Risk:  Investments in small capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Small cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
◦Micro-Capitalized Company Risk: Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.
•Market Risk: The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions, natural disasters, epidemics and pandemics, and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.
•Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest
9

rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or unwilling or otherwise become unable to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other AP is able or willing to step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares: Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV: As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount), which may be due to supply and demand of Shares or other reasons. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause APs and other market makers to limit or cease trading in Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices. To the extent that the Fund holds securities that trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs that hold only domestic securities.
◦Trading: Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Limited Operating History: The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Fund may also experience low trading volume and wide bid/ask spreads and may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If the Fund were to be required to delist from the Exchange the value of the Fund may rapidly decline and performance may be negatively impacted. In addition, any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
•Foreign and Emerging Market Risk:  The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic
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instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards and less stringent regulation of securities markets. Foreign securities markets generally have less volume than U.S. securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are typically greater in emerging markets countries.
•Management Risk: Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks.
•Non-Diversification Risk The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Geographic Focus Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
•Securities Lending Risk. The Fund lends its portfolio securities to seek to earn additional income. When the Fund lends its portfolio securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more registered money market funds and/or unregistered, privately offered cash management vehicles that principally invest in high quality, short term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, instruments of U.S. and foreign banks, corporate debt obligations, municipal obligations, debt obligations of foreign governments, their agencies or instrumentalities, repurchase agreements, funding agreements, asset-backed securities, including asset-backed commercial paper, and money market funds. A decline in the value of a cash management vehicle in which collateral is invested may cause the Fund may to lose money. Lending portfolio securities also involves the risk that the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the securities or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Securities lending may also result in the Fund being unable to vote shares in a proxy solicitation by the issuer of a loaned security and/or may cause the Fund to be ineligible to receive a distribution from the issuer of a loaned security. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.

PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings will be available at www.jacobforwardetf.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
MANAGEMENT
Investment Adviser
The Adviser, Jacob Asset Management of New York LLC, a federally registered investment adviser, is a Delaware limited liability company with its principal office located at 727 2nd Street #106, Hermosa Beach, California 90254. Pursuant to the Fund’s Investment Advisory Agreement, the Adviser manages the Fund’s portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general supervision of the Fund’s Board of Directors. The Adviser is also responsible for overseeing the performance of the Fund’s administrator and other service providers. For the services it provides to the Fund, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.
The management fee is structured as a “unified fee.” Therefore, under the Investment Advisory Agreement, the Adviser has agreed to pay all ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary or non-routine expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
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A discussion regarding the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ending February 28, 2023.
Portfolio Managers
The following individuals are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
Ryan I. Jacob is the Lead Portfolio Manager of and is primarily responsible for the day-to-day management of the Fund. Mr. Jacob is the founder and Chief Executive Officer of the Adviser, as well as President of Jacob Funds Inc. He has served as Lead Portfolio Manager of the Fund since the Fund’s inception. Mr. Jacob serves as the Lead Portfolio Manager and a Co-Portfolio Manager for other series of Jacob Funds Inc. Mr. Jacob also served as a financial analyst for Lepercq, de Neuflize & Co. Inc. from September 1998 to June 1999 and as an analyst for Horizon Asset Management from October 1994 through August 1998. Mr. Jacob also served as the Director of Research for IPO Value Monitor, an investment related research service from 1996 to August 1998. Previously, Mr. Jacob was an assistant portfolio manager in the private clients group at Bankers Trust from October 1992 through October 1994. Mr. Jacob, a graduate of Drexel University, has over 28 years of investment experience.
Darren Chervitz has served as a Co-Portfolio Manager of the Fund since the Fund’s inception. Mr. Chervitz serves as the Lead Portfolio Manager and a Co-Portfolio Manager for other series of Jacob Funds Inc. He has served as the Director of Research for the Adviser since 1999. Prior to his employment with the Adviser, Mr. Chervitz was a financial editor and reporter for CBS MarketWatch from August 1996 to July 1999. Mr. Chervitz was also a technology stock analyst for ZDTV from August 1996 to July 1999. Mr. Chervitz has over 24 years of financial industry and investment experience.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage, and the Portfolio Managers’ ownership of Shares.
HOW TO BUY AND SELL SHARES
The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. Each AP must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the bid-ask spread on your transactions. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.
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Determination of NAV
The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).
Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with Rule 2a-5 under the 1940 Act and the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in any applicable SEC exemptive order or rule under the 1940 Act, including that such investment companies enter into an agreement with the Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
The Fund intends to elect and qualify each year for treatment as a regulated investment company (“RIC”) under the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange; and when you purchase or redeem Creation Units (institutional investors only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on
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distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible for the reduced rates applicable to qualified dividend income.
Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Shares and result in a higher capital gain or lower capital loss when the Shares are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Shares will be treated as gain from the sale of the Shares.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does
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not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Foreign Taxes
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section titled, “Federal Income Taxes” in the SAI.
DISTRIBUTION
The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
After the Fund’s first quarter of operations, information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available, free of charge, on the Fund’s website at www.jacobforwardetf.com.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or fewer. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information from inception through August 31, 2022 has been audited by BBD, LLP. The information for the fiscal year ended August 31, 2023 has been audited by Cohen & Company, Ltd. whose report, along with the Fund’s financial statements, are included in the Fund’s most recent annual report, which is available upon request.

The table below sets forth financial data for a share of the Fund outstanding throughout each year/period presented.

	Year Ended August 31, 2023	Year Ended August 31, 2022	Period Ended August 31, 2021(1)
Per Share Data:
Net asset value, beginning of year/period	$9.23	$20.94	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.05)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(0.59)	(11.53)	0.96
Total from investment operations	(0.64)	(11.64)	0.94
Less distributions from net investment income	—	(0.07)	—
Net asset value, end of year/period	$8.59	$9.23	$20.94

Total returns:
Net Asset Value(3)	-6.96%	-55.75%	4.70%	(4)
Market Value(5)	-7.12%	-55.59%	4.55%	(4)

Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$2,835	$3,416	$7,538
Ratio of net operating expenses to average net assets	0.75%	0.75%	0.75%	(6)
Ratio of net investment loss to average net assets	(0.54)%	(0.75)%	(0.75)%	(6)
Portfolio turnover rate(7)	63%	62%	3%	(4)
_______________
(1)Commencement of investment operations on July 13, 2021.
(2)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(3)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period/year, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(4)Not annualized.
(5)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period/year, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.
(6)Annualized.
(7)Portfolio turnover rate excludes in-kind transactions.
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Prospectus

January 5, 2024
JACOB FORWARD ETF
a series of Jacob Funds Inc.
Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobforwardetf.com.

Investment Adviser Jacob Asset Management of New York LLC Administrator and Transfer Agent and Dividend Agent U.S. Bank Global Fund Services Underwriter and Distributor Quasar Distributors, LLC	Custodian U.S. Bank N.A. Legal Counsel Stradley Ronon Stevens & Young, LLP Independent Registered Public Accounting Firm Cohen & Company, Ltd.

A Statement of Additional Information (SAI) provides additional detailed information about the Fund. A current SAI dated January 5, 2024, as supplemented from time to time, is on file with the U.S. Securities and Exchange Commission (SEC) and is herein incorporated by reference into this Prospectus. Additional information about the Fund’s investment is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. You may obtain the SAI and the Annual and Semi-Annual Reports without charge on the Fund’s website (www.jacobforwardetf.com) or by calling the Fund at 1-888-JACOB-FX. To request other information or to make inquiries, please call your financial intermediary or the Fund.

You may visit the SEC’s Internet website (www.sec.gov) to view the SAI, material incorporated by reference, and other information on the EDGAR database. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by sending an e-mail to publicinfo@sec.gov.

Registration No. 811-09447

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JACOB INTERNET FUND
Investor Class Shares (JAMFX)
JACOB SMALL CAP GROWTH FUND
Investor Class Shares (JSCGX)
Institutional Class Shares (JSIGX)

JACOB DISCOVERY FUND
Investor Class Shares (JMCGX)
Institutional Class Shares (JMIGX)
series of Jacob Funds Inc.
STATEMENT OF ADDITIONAL INFORMATION
January 5, 2024
___________________
Jacob Funds Inc. is an open-end management investment company that is comprised of separate and distinct series, representing separate portfolios of investments. This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds’ Prospectus, dated January 5, 2024 (the “Prospectus”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, which may be obtained without charge by calling the Funds toll-free at 1-888-JACOB-FX. The material relating to the purchase, redemption, exchange and pricing of shares has been incorporated by reference into the Statement of Additional Information from the Funds’ Prospectus.

The Funds’ most recent Annual Report to shareholders is a separate document available, without charge, upon request by calling the number listed above. The financial statements, accompanying notes, and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund’s Annual Report dated August 31, 2023, as filed with the U.S. Securities and Exchange Commission (“SEC”).

This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

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I.FUND HISTORY
Jacob Internet Fund (the “Internet Fund”), Jacob Small Cap Growth Fund (the “Small Cap Fund”) and Jacob Discovery Fund (the “Discovery Fund,” formerly known as the Jacob Micro Cap Growth Fund) are series of Jacob Funds Inc. (the “Company”). The Company is a Maryland corporation and was incorporated in Maryland on July 13, 1999.
The Small Cap Fund was created to acquire the assets and liabilities of the shares of the Rockland Small Cap Growth Fund, a series of The Rockland Funds Trust. Institutional Class shares of the Small Cap Fund were added to acquire the assets and liabilities of the Class I shares of the Jacob Small Cap Growth Fund II (formerly PineBridge US Small Cap Growth Fund), a series of Jacob Funds II (formerly PineBridge Mutual Funds). The Discovery Fund was created to acquire the assets and liabilities of the shares of the Jacob Micro Cap Growth Fund (formerly PineBridge US Micro Cap Growth Fund), a series of Jacob Funds II.
II.    DESCRIPTION OF THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS
A.INVESTMENT STRATEGIES AND RISKS
The Internet Fund’s primary investment objective is long-term growth of capital and a secondary objective is current income. The Internet Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its assets in the securities of companies engaged in Internet and Internet-related industries. For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.
The Small Cap Fund’s investment objective is long-term growth of capital. The Small Cap Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) within the capitalization range of the Russell 2000® Growth Index at the time of purchase. For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.
The Discovery Fund’s investment objective is long-term growth of capital. The Discovery Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) of (1) less than or equal to $600 million; or (2) within the capitalization range of the Russell Micro Cap® Growth Index at the time of purchase. For purposes of such 80% policy, the term “assets” means the Fund’s net assets, including any borrowings for investment purposes, consistent with SEC requirements. The Fund does not, however, intend to borrow money for the purpose of making investments.
As diversified, open-end management investment companies, at least 75% of each Fund’s total assets are required to be invested in securities limited in respect of any one issuer to not more than 5% of the Fund’s total assets and to not more than 10% of the issuer’s voting securities.
There is no assurance that the Funds will achieve their investment objectives. Each Fund’s investment objective may be changed without shareholder approval. The Funds will provide shareholders with notice of any such change.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (the “CFTC”) with respect to each Fund and, therefore, the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Funds. The terms of this exclusion limit the ability of each Fund to enter into futures, options on futures or engage in swaps transactions for non-hedging purposes. However, the Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets.
With respect to a Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
B.RECENT MARKET EVENTS
Recent Market Developments. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.
Russia launched a large-scale invasion of Ukraine in February 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the regions, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and Hamas and Israel in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, low or negative interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of a Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely a Fund may be required to dispose of portfolio investments at inopportune times or prices.

C.REGULATORY RISKS
Future regulatory developments applicable to registered investment companies could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies.
D.DESCRIPTION OF THE FUNDS’ PORTFOLIO SECURITIES AND DERIVATIVES
The following expands upon the descriptions in the Prospectus of the types of securities in which the Funds may invest and their related risks. In addition, this section discusses certain potential Fund investments that were not previously described in the Prospectus.
Internet Fund:
The Computer/Internet Technology Area. The Adviser believes that because of rapid advances in computer/Internet technology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Internet Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.
The Internet Fund’s investment policy is not limited to any minimum capitalization requirement and the Internet Fund may hold securities without regard to the capitalization of the issuer. The Adviser’s overall stock selection for the Internet Fund is not based on the capitalization or size of the company, but rather on an assessment of the company’s fundamental prospects.
Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Internet Fund’s shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Internet Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.
Foreign Securities. The Internet Fund may invest without limitation in foreign securities, including securities of emerging market countries. The Internet Fund may invest directly in foreign companies or purchase foreign company securities traded on U.S. exchanges. The Internet Fund may also invest in foreign companies by purchasing depositary receipts. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer, as described below.
Investment in foreign companies, including issuers located in emerging market countries, involves somewhat different investment risks from those of investing in U.S. domestic companies. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards, including recordkeeping standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Internet Fund by domestic companies. The foreign securities in which the Internet Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Internet Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.
Emerging Market Securities. The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets continue to undergo growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Emerging market debt securities may be more volatile, relatively less liquid and more difficult to value than debt securities economically tied to developed foreign countries. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs. Further, investing in emerging market debt securities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions. In addition, rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, relatively less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are issued by banks or trust companies and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs also represent securities of foreign issuers and are designated for use in European markets. A GDR represents ownership in a non-U.S. company’s publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country as detailed in the Internet Fund’s prospectus.

The Internet Fund may purchase depositary receipts whether they are “sponsored” or “unsponsored.” “Sponsored” depositary receipts are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” depositary receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipt. Depositary receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.
U.S. Government Obligations and U.S. Government Agency Obligations. U.S. government obligations are debt securities issued by the U.S. Treasury, which are direct obligations of the U.S. government. U.S. Treasury obligations differ in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years). U.S. government agency obligations are issued or guaranteed by U.S. government sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (i.e., the Government National Mortgage Association), including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac (i.e., the Federal Home Loan Mortgage Corporation) and Fannie Mae (i.e., the Federal National Mortgage Association). The maturities of U.S. government obligations usually range from three months to thirty years.
Repurchase Agreements. The Internet Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and an agreed-upon time. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Internet Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price of the security back to the original seller will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Internet Fund’s money will be invested in the security, and will not be related to the coupon rate of the purchased security. In the event that the repurchase agreement is held for more than one day, the security serving as collateral for the repurchase agreement will be marked-to-market daily to ensure that the value of the collateral does not decrease below the purchase price, plus accrued interest. If a decrease occurs, the seller will provide additional collateral to add to the account to maintain appropriate collateralization.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Internet Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Delays may result in possible decline in the value of the underlying security while the Internet Fund seeks it rights thereto, possible lack of access to income on the underlying security during the delayed period, and expenses in enforcing the Internet Fund’s rights.
Hedging Transactions. The Internet Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. The Internet Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Internet Fund may write covered call options on securities or stock indices. By writing call options, the Internet Fund limits its profit to the amount of the premium received. By writing a covered call option, the Internet Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Internet Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Internet Fund’s net assets.
To the extent the Internet Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Internet Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Internet Fund, the Adviser will attempt to create a very closely correlated hedge.
Short Sales. The Internet Fund may make short sales of securities “against-the-box.” A short sale “against-the-box” is a sale of a security that the Internet Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Internet Fund will make short sales “against-the-box” as a form of hedging to offset potential declines in long positions in the same or similar securities.
Options Transactions. The Internet Fund may, but does not currently intend to, enter into options transactions. The Internet Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Internet Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Internet Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Internet Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.
In addition, the Internet Fund may write covered call options on securities or stock indices. By writing options, the Internet Fund limits its profits to the amount of the premium received. By writing a call option, the Internet Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Internet Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

Lending of Securities. The Internet Fund may lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Internet Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Internet Fund in such transaction. The Internet Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Internet Fund’s Board of Directors (the “Board”). The Internet Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.
Variable-Amount Master Demand Notes. The Internet Fund may purchase variable amount master demand notes (“VANs”). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.
The VANs in which the Internet Fund may invest are payable on not more than seven calendar days’ notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Internet Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks.
The VANs that the Internet Fund may invest in include participation certificates purchased by the Internet Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations (VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Internet Fund an undivided interest in the obligation in the proportion that the Internet Fund’s participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Internet Fund’s high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board has determined meets the prescribed quality standards for the Internet Fund. The Internet Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days’ notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Internet Fund’s participation interest in the security, plus accrued interest. The Internet Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Internet Fund in order to make redemptions of the Internet Fund’s shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Internet Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Internet Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Internet Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Internet Fund. The Adviser has been instructed by the Board to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Internet Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Internet Fund may subscribe. Although these instruments may be sold, the Internet Fund intends to hold them until maturity, except under the circumstances stated above.
While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Internet Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that the Internet Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Internet Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks’ “prime rate,”1 or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.
For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Internet Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Internet Fund, it will be sold in the market or through exercise of the repurchase demand.
Investment Companies. The Internet Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act, or an SEC rule or order.
In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830
1 The “prime rate” is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).
The SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the adoption of Rule 12d1-4, which permits a Fund to invest in other investment companies in excess of statutory limits without an exemptive order, subject to certain conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023 that will affect the manner in which money market funds operate. These changes may affect the investment strategies, performance, yield, operating expenses and continued viability of money market funds in which the Fund may invest.

Illiquid Investments. The Internet Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Company’s Board of Directors (each a “Director” and collectively, “Directors”), the Adviser determines the liquidity of the Internet Fund’s investments, and through reports from the Adviser, the Directors monitor investments in illiquid instruments. In determining the liquidity of the Internet Fund’s investments, the Adviser may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Internet Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, more than 15% of the Internet Fund’s net assets were invested in illiquid securities, the Internet Fund would seek to take appropriate steps to protect liquidity.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Registered investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Rule 144A securities will be considered illiquid and therefore subject to the Internet Fund’s limit on the purchase of illiquid securities unless the Directors or their delegates determine that the Rule 144A securities are liquid. In reaching liquidity decisions, the Directors and their delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).
Borrowing. Currently, the 1940 Act permits the Fund to borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed.) To the extent permitted by the 1940 Act, or the rules and regulations thereunder, the Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. The Internet Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligations resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will reduce its borrowing amount within three days, if the Fund’s asset coverage falls below the amount required by the 1940 Act.
Cyber security risk. Investment companies, such as the Internet Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value.

Small Cap Fund and Discovery Fund:
Foreign Securities. Each Fund may invest up to 25% of its net assets in foreign securities, including securities of emerging market countries. Each Fund may invest directly in foreign companies or purchase foreign company securities traded on U.S. exchanges. Each Fund may also invest in foreign companies by purchasing depositary receipts. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer, as described below.

Investment in foreign companies, including issuers located in emerging market countries, involves somewhat different investment risks from those of investing in U.S. domestic companies. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards, including recordkeeping standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to each Fund by domestic companies. The foreign securities in which each Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which each Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.
Emerging Market Securities. Each Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the investing Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets continue to undergo growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.
Emerging market debt securities may be more volatile, relatively less liquid and more difficult to value than debt securities economically tied to developed foreign countries. If a Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs. Further, investing in emerging market debt securities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions. In addition, rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, relatively less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Depositary Receipts. Depositary receipts include ADRs, EDRs, GDRs or other forms of depositary receipts. Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are issued by banks or trust companies and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs also represent securities of foreign issuers and are designated for use in European markets. A GDR represents ownership in a non-U.S. company’s publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country as detailed in each Fund’s Prospectus.
Each Fund may purchase depositary receipts whether they are “sponsored” or “unsponsored.” “Sponsored” depositary receipts are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” depositary receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipt. Depositary receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

U.S. Government Obligations and U.S. Government Agency Obligations. U.S. government obligations are debt securities issued by the U.S. Treasury, which are direct obligations of the U.S. government. U.S. Treasury obligations differ in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years). U.S. government agency obligations are issued or guaranteed by U.S. government sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (i.e., the Government National Mortgage Association), including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac (i.e., the Federal Home Loan Mortgage Corporation) and Fannie Mae (i.e., the Federal National Mortgage Association). The maturities of U.S. government obligations usually range from three months to thirty years.
Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and an agreed-upon time. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after each Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price of the security back to the original seller will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time each Fund’s money will be invested in the security, and will not be related to the coupon rate of the purchased security. In the event that the repurchase agreement is held for more than one day, the security serving as collateral for the repurchase agreement will be marked-to-market daily to ensure that the value of the collateral does not decrease below the purchase price, plus accrued interest. If a decrease occurs, the seller will provide additional collateral to add to the account to maintain appropriate collateralization.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, each Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Delays may result in possible decline in the value of the underlying security while the Fund seeks it rights thereto, possible lack of access to income on the underlying security during the delayed period, and expenses in enforcing the Fund’s rights.
Hedging Transactions. Each Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. Each Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, each Fund may write covered call options on securities or stock indices. By writing call options, a Fund limits its profit to the amount of the premium received. By writing a covered call option, a Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. Each Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund’s net assets.
To the extent each Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in a Fund, the Adviser will attempt to create a very closely correlated hedge.
Short Sales. Each Fund may make short sales of securities “against-the-box.” A short sale “against-the-box” is a sale of a security that a Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. Each Fund will make short sales “against-the-box” as a form of hedging to offset potential declines in long positions in the same or similar securities.
Options Transactions. Each Fund may, but does not currently intend to, enter into options transactions. A Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. Each Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When a Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by a Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.
In addition, each Fund may write covered call options on securities or stock indices. By writing options, a Fund limits its profits to the amount of the premium received. By writing a call option, a Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, each Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.
Lending of Securities. Each Fund may lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Board. Each Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.
Investment Companies. Each Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act, or an SEC rule or order.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).
Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Company’s Directors, the Adviser determines the liquidity of a Fund’s investments, and through reports from the Adviser, the Directors monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, more than 15% of a Fund’s net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Registered investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Rule 144A securities will be considered illiquid and therefore subject to each Fund’s limit on the purchase of illiquid securities unless the Directors or their delegates determine that the Rule 144A securities are liquid. In reaching liquidity decisions, the Directors and their delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Borrowing. Currently, the 1940 Act permits the Funds to borrow money from banks in amounts up to one-third of their total assets (including the amount borrowed.) To the extent permitted by the 1940 Act, or the rules and regulations thereunder, the Funds may also borrow an additional 5% of their total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. Each Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income. The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligations resulting from a borrowing will be fixed by the terms of a Fund’s agreement with its lender, the NAV per share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if such Fund’s asset coverage falls below the amount required by the 1940 Act.
Cyber security risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments in such portfolio companies to lose value.

E.FUND POLICIES — INVESTMENT RESTRICTIONS
Internet Fund:
The Internet Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund’s outstanding shares. As used in this Statement of Additional Information, the term “majority of the outstanding shares” of the Internet Fund means the vote of the lesser of (i) 67% or more of the shares of the Internet Fund present at the meeting, if more than 50% of the outstanding shares of the Internet Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Internet Fund.
The Internet Fund may not:
(1)Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

(2)With respect to 75% of its total assets, the Internet Fund will not invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities).
(3)With respect to 75% of its total assets, the Internet Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer.
(4)Mortgage, pledge or hypothecate any assets except that the Internet Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (1) above.
(5)Sell securities short, except short sales “against-the-box,” or purchase securities on margin in connection with hedging transactions.
(6)Underwrite the securities of other issuers, except insofar as the Internet Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.
(7)Invest more than an aggregate of 15% of its net assets in illiquid securities, including restricted securities and other securities that are not readily marketable, such as repurchase agreements maturing in more than seven days and variable rate demand instruments exercisable in more than seven days.
(8)Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Internet Fund from investing in obligations secured by real estate or interests in real estate.
(9)Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Internet Fund’s total assets less liabilities other than obligations created by these transactions. Securities lending, as described on page 4, is not included in the fundamental investment restriction with respect to making loans. The Internet Fund is permitted to lend its portfolio securities, provided that the aggregate of such loans does not exceed 33% of the value of its total assets (including such loans).
(10)Invest 25% or more of its assets in the securities of “issuers” in any single industry, except that the Internet Fund will concentrate (invest 25% or more of its assets) in the Internet sector and provided that there shall be no limitation on the Internet Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
(11)Invest in securities of other investment companies, except (i) the Internet Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Internet Fund and then only up to 5% of the Fund’s net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act or by the SEC.
(12)Issue senior securities except insofar as the Internet Fund may be deemed to have issued a senior security in connection with any permitted borrowing.
The Internet Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund’s holdings is due to a change in value of the Fund’s securities. This qualification does not apply to the restriction on the Fund’s ability to purchase additional securities when borrowings earn 5% of the value of the Fund’s total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.
The Internet Fund is subject to the requirements of Rule 22e-4 under the 1940 Act. Pursuant to Rule 22e-4, the Internet Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4.
The Adviser may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) or any other reasonable industry classification system (including systems developed by the Adviser) for purposes of the Fund’s investment restrictions and policies relating to industry concentration.
Small Cap Fund and Discovery Fund:
The Small Cap Fund and Discovery Fund have adopted the following investment restrictions, some of which are fundamental investment restrictions that cannot be changed without the approval of a “majority of the outstanding voting securities” of a Fund. Under the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained in the investment restrictions, such explanations are not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.
The Funds will not, as a matter of fundamental policy:
(1)Borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. The Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, a Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).
(2)Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.
(3)Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
(4)Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

(5)Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). The following sentence is intended to describe the current definition of concentration and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. Currently, to avoid concentration of investments, the Fund may not invest 25% or more of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).
(6)Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
(7)Change its classification under the 1940 Act from “diversified” to “non-diversified.” The following sentence describes the current regulatory definition of “diversified” for purposes of the 1940 Act, and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A diversified fund is one that does not: (1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.
As indicated above, as a matter of fundamental policy, the Small Cap Fund and Discovery Fund are permitted to borrow money or issue senior securities, to the extent permitted under the 1940 Act. At the present time, the Funds do not intend to borrow money or issue senior securities in excess of 5% of their net assets.
The Small Cap Fund and Discovery Fund have adopted the following investment restrictions as non-fundamental investment restrictions, which means that they can be changed by the Board of Directors without shareholder approval. The Funds will not:
(1)invest in companies for the purpose of exercising control of management;
(2)purchase securities on margin; or
(3)invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable. If more than 15% of a Fund’s net assets are invested in securities that are not readily marketable, there will be an orderly disposition of those securities in order to get below the threshold.
The Small Cap Fund and Discovery Fund are subject to the requirements of Rule 22e-4 under the 1940 Act. Pursuant to Rule 22e-4, each of the Small Cap Fund and Discovery Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4.
The Adviser may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) or any other reasonable industry classification system (including systems developed by the Adviser) for purposes of the Fund’s investment restrictions and policies relating to industry concentration.
F.TEMPORARY DEFENSIVE POSITIONS
When the Adviser believes that market conditions warrant a temporary defensive position, a Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers’ acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers’ acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. government or state governments. A Fund’s investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.
G.PORTFOLIO TURNOVER
The annual portfolio turnover rate indicates changes in the Funds’ portfolios, and is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio long-term securities owned by the Funds during the fiscal year. A 100% portfolio turnover rate would occur if all the securities in the Funds’ portfolios, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and might result in a greater number of taxable transactions. Each Fund’s rate of portfolio turnover for the fiscal years ended August 31, 2023 and 2022 were as follows:

Fund	2023	2022
Internet Fund	45%	42%
Small Cap Fund	64%	45%
Discovery Fund	16%	23%
H.DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds publicly disclose 100% of their portfolio holdings within sixty days after each fiscal quarter end in SEC filings as required by SEC rules. This information for the second and fourth fiscal quarters is also included in the annual and semi-annual reports sent to shareholders. In addition, to facilitate timely release of information to ratings agencies and others, the Funds expect to publicly disclose 100% of their portfolio holdings on their website no earlier than 30 days after each calendar quarter end and will provide such information to ratings agencies and others thereafter. Finally, the Funds intend to disclose their top 25 holdings on a monthly basis on their website no earlier than 30 days after the month end, along with information regarding the percentage of the portfolio that each holding comprises.
Under the Funds’ portfolio holdings disclosure policy and relevant SEC rules, the Funds may not make non-public disclosure of portfolio holdings information to third parties, unless the third party agrees to keep the information confidential and to follow appropriate limitations on trading. The Funds and/or the Adviser share portfolio holdings information with certain primary service providers that have a legitimate business need that is related to the services they provide to the Funds. The service providers that may receive portfolio holdings information include the custodian, the administrator, the proxy voting vendor, legal counsel and the independent registered public accounting firm. The Funds’ service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract. No compensation or other consideration is received with respect to the disclosure to the Funds’ primary service providers.
The Chief Executive Officer of the Adviser is the only person authorized to disclose each Fund’s portfolio holdings. The Chief Compliance Officer will conduct periodic reviews of compliance with the disclosure of portfolio holdings policy and will provide a written report at least annually to the Company’s Board regarding the operations of the policy and any material changes recommended as a result of such review. The Chief Compliance Officer will supply the Board annually with a list of exceptions granted from the policy, if any, along with an explanation of the legitimate business purpose relevant to each exception. However, it is not currently anticipated that any exceptions will be granted.

III.    MANAGEMENT OF THE FUNDS
The Company’s Board of Directors is responsible for the overall management and supervision of the Funds. Like most mutual funds, the day-to-day management and operation of the Funds is performed by various service providers, such as an investment adviser, administrator, transfer agent, distributor and custodians. The Board is responsible for selecting these service providers, approving the terms of their contracts regarding the Funds, and exercising general service provider oversight. The Board employs Jacob Asset Management of New York LLC (the “Adviser”) as the investment adviser for the Funds. The Adviser supervises all aspects of the Funds’ operations and provides investment advice and portfolio management services to the Funds. Subject to the Board’s supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments. The Board has appointed employees of certain of these service providers as officers of the Company, with responsibility for supervising actively the day-to-day operations and reporting to the Board regarding operations. The Board has also appointed a Chief Compliance Officer who administers the Company’s compliance program and regularly reports to the Board on compliance matters. The role of the Board and any individual Director is one of oversight and not of active management of the day-to-day operations or affairs of the Company.
The Board is currently composed of four Directors: three Independent Directors and Mr. Jacob, a Director who is affiliated with the Adviser. The Board has appointed Mr. Jacob, the founder of the Adviser and the Company, to serve in the role of Chairman.
The Directors and officers of the Company and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. The address of each Director and officer of the Company is c/o Jacob Asset Management, 727 2nd Street #106, Hermosa Beach, California 90254.

Name, Address and Age	Position(s) Held with the Company	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Independent Directors:
William B. Fell Age: 54	Director	Since 1999	Chief Financial Officer, Rhoads Industries, Inc., since 2012.	4	None
Christopher V. Hajinian Age: 54	Director	Since 1999	Media Production, since 2011; Property Management, since 2008.	4	None
Jeffrey I. Schwarzschild Age: 52	Director	Since 1999	Chief Counsel, California Conservation Corps, since September 2011.	4	None
Interested Director:
Ryan I. Jacob(2) Age: 55	Director, President, Chairman of the Board and Chief Executive Officer	Since 1999	Chairman and Chief Executive Officer of the Adviser since 1999.	4	None
Officers:

Name, Address and Age	Position(s) Held with the Company	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Alenoush Terzian Age: 41	Vice President, Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Treasurer	Since 2021 Since 2022	Director of Operations for the Adviser since May 2021; Vice President, U.S. Bank Global Fund Services, December 2010-May 2021.	N/A	N/A
__________________________
(1)    Each Director holds office during the lifetime of the Company, until his termination, or until the election and qualification of his successor.
(2)    Ryan I. Jacob is deemed to be an “interested person” of the Company (as defined in the 1940 Act) because of his affiliation with the Adviser.
Audit Committee. The Board has established an Audit Committee made up of the Independent Directors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee (1) oversees the Company’s accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, inquiries into the internal control over financial reporting of certain service providers; (2) oversees the quality and objectivity of the Company’s financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Company’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Company’s independent registered public accounting firm; and (4) acts as a liaison between the Company’s independent registered public accounting firm and the full Board. The Audit Committee is composed of Messrs. Fell, Hajinian and Schwarzschild. During the fiscal year ended August 31, 2023, the Audit Committee held two meetings.
Oversight of Risk. The Board oversees risk as part of its general oversight of the Funds. The Funds are subject to a number of risks, including investment, compliance, financial, liquidity, operational and valuation risks. The Company’s officers, the Adviser and other Fund service providers perform risk management as part of the day-to-day operations of the Funds and the Board receives related reports regarding risk-management and related findings. The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company, Adviser, principal underwriter, and fund administrator and transfer agent; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) meeting with and receiving reports from the Chief Compliance Officer and other senior officers of the Company and the Adviser regarding the compliance procedures of the Company and its service providers; and (6) meeting with outside counsel to discuss risks related to the Funds’ investments and operations. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Directors’ Qualifications and Experience. The Board believes that each of the Directors has the qualifications, experiences, attributes and skills appropriate to continued service as a Director of the Company in light of the Company’s business and structure. Among the attributes and skills common to all Directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with the Adviser and other service providers, and the ability to exercise independent business judgment. Also, in addition to a demonstrated record of academic, business and professional accomplishment, all of the Directors have served on the Board for a number of years. In their service to the Company, the Directors have gained substantial insight into the operation of the Company and have demonstrated a commitment to discharging oversight duties as Directors in the interests of shareholders. Generally, no one factor was decisive in determining that an individual should serve as a Director. Set forth below is a brief description of the specific experience ad attributes of each Director. Additional details regarding the background of each Director is included in the chart earlier in this section.
Ryan I. Jacob. Mr. Jacob has served as an Interested Director since the Company was established in 1999, and he serves as a Portfolio Manager of the Fund. Mr. Jacob is the founder, Chairman, and Chief Executive Officer of the Adviser. Mr. Jacob has significant experience derived from his over 30 years in the investment management industry.
William B. Fell. Mr. Fell has served as a Director since the Company was established in 1999, and he serves as the Chairman of the Audit Committee. Mr. Fell has significant experience in accounting and financial matters as a result of his career as an accountant, accounting manager, controller for a public company and chief financial officer.
Christopher V. Hajinian. Mr. Hajinian has served as a Director since the Company was established in 1999. Mr. Hajinian is an attorney with significant business experience derived from his work as a lawyer in private practice and in real estate property management.
Jeffrey I. Schwarzschild. Mr. Schwarzschild has served as a Director since the Company was established in 1999. He is an accomplished attorney and his work in both the private and public sectors has provided him with significant and diverse professional experience. Mr. Schwarzschild’s legal training and experience provide him with skills valuable to his fiduciary oversight role with respect to the Funds.
The Board believes that the Company’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. The Board’s leadership structure permits important roles for the President of the Adviser, who serves as Chairman of the Company and oversees the Advisor’s day-to-day management of the Funds. The independent Directors work closely on all Fund matters, including Audit Committee matters, and have not seen any need to appoint a lead independent Director. The independent Directors have access to outside independent legal counsel, the Chief Compliance Officer and Fund service providers. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Each Director who is not an interested person of the Funds receives a $30,000 annual retainer fee and is reimbursed for all out-of-pocket expenses incurred in connection with attendance at such meetings. Additionally, each Audit Committee member receives a fee of $1,000 for each Audit Committee Meeting and the Chairman of the Audit Committee receives a $2,000 annual retainer fee.
The following table shows the compensation to be earned by each Director for the Fund’s fiscal period ending August 31, 2023. Independent Director fees are paid by the Adviser and not by the Fund.

COMPENSATION TABLE (For the Fiscal Year Ended August 31, 2023)
Name of Person Position with the Fund	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds
Independent Directors
William B. Fell Director	$34,000	$0	$0	$34,000
Christopher V. Hajinian Director	$32,000	$0	$0	$32,000
Jeffrey I. Schwarzschild Director	$32,000	$0	$0	$32,000
Interested Director
Ryan I. Jacob Director, President, Chairman of the Board and Chief Executive Officer	$0	$0	$0	$0
The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2023:

Name of Director	Fund	Dollar Range of Equity Securities in the Fund
Independent Directors
William B. Fell	Internet Fund	$1-$10,000
	Small Cap Fund	$0
	Discovery Fund	$0
Christopher V. Hajinian	Internet Fund	$1-$10,000
	Small Cap Fund	$1-$10,000
	Discovery Fund	$10,001-$50,000
Jeffrey I. Schwarzschild	Internet Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Discovery Fund	$50,001-$100,000
Interested Director
Ryan I. Jacob	Internet Fund	$50,001-$100,000
	Small Cap Fund	Over $100,000
	Discovery Fund	$10,001-$50,000

IV.    CODE OF ETHICS
The Company and the Adviser have adopted a Joint Code of Ethics that governs the conduct of employees of the Company and Adviser who may have access to information about the Company’s securities transactions. The Joint Code of Ethics recognizes that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Joint Code of Ethics requires the preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Company; and contains prohibitions against personal trading of initial public offerings. Violations of the Code are subject to review by the Board and could result in severe penalties.
The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Company or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Company or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.
V.    PROXY VOTING POLICIES
The Board delegated proxy voting authority to the Adviser and adopted proxy voting guidelines (“Guidelines”) to be used by the Adviser in voting the proxies of a Fund’s portfolio securities. In general, proxies are voted in a manner that is consistent with the best interest of Fund shareholders. Proxies are divided into routine and non-recurring/extraordinary matters. The routine matters are generally voted in accordance with management’s recommendations, absent a particular reason to vote in a contrary manner. Non-recurring/extraordinary matters are voted on a case-by-case basis in accordance with the best interests of shareholders. Generally, for non-recurring extraordinary matters, the Adviser will: (i) accept proposals that support best practices for corporate governance, or restore or protect shareholders’ authority; (ii) reject proposals that protect management from results of mergers and acquisitions, have the effect of diluting the value of existing shares, or reduce shareholders’ power over any company actions; and (iii) vote with management on proposals that address social or moral issues.
In general, the proxies of a Fund’s portfolio securities are to be voted in the Fund shareholders’ best interest without regard to any other relationship, business or otherwise, between (i) the issuer of the portfolio security, and (ii) the Fund, the Adviser, the Distributor or any affiliated person thereof. The Guidelines contain provisions to address potential conflicts of interest. The Adviser is responsible for identifying conflicts of interest and determining whether the conflict is material. If a conflict of interest is determined to be material, the conflict of interest must be resolved before the portfolio security proxy is voted. Resolutions of material conflicts of interest include: disclosing the conflict to the Board and obtaining Board consent before voting; engaging a third party to vote the proxy or recommend a vote of the proxy utilizing the Guidelines; or utilizing any other method deemed appropriate given the circumstances of the conflict.
Information about how the Funds voted proxies during the most recent 12-month period ended June 30 relating to portfolio securities can be obtained without charge, upon request by calling 1-888-JACOB-FX (522-6239) or on the SEC’s website at http://www.sec.gov.

VI.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
To the best knowledge of the Company, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Company’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.
All information listed below is as of December 18, 2023.

Fund (Class)	Name and Address	Percentage of Ownership (%)	Type of Ownership

Internet Fund (Investor Class)

	National Financial Services Corp.	25.78%	Record
	499 Washington Boulevard Floor 5
	Jersey City, NJ 07310-2010

	Charles Schwab & Co. Inc	16.82%	Record
	211 Main Street
	San Francisco, CA 94105-19105

	Morgan Stanley Smith Barney LLC	7.15%	Record
	2000 Westchester Avenue
	Purchase, NY 10577-2539

Fund (Class)	Name and Address	Percentage of Ownership (%)	Type of Ownership
Small Cap Fund (Investor Class)

	Charles Schwab & Co. Inc	22.20%	Record
	211 Main Street
	San Francisco, CA 94105-1905

	National Financial Services LLC	13.63%	Record
	499 Washington Boulevard, 4th Floor
	Jersey City, NJ 07310-1995

	US Bank N.A.	7.94%	Beneficial
	John R. Stuart IRA Rollover
	727 2nd Street #106
	Hermosa Beach, CA 90254

Small Cap Fund (Institutional Class)

	Charles Schwab & Co. Inc	16.04%	Record
	211 Main Street
	San Francisco, CA 94105-1905

	Paine Webber Incorporated	13.62%	Record
	FBO Honor J. Shoemaker Family Trust
	1000 Harborside Boulevard
	Weehawken, NJ 07087

	National Financial Services LLC	8.30%	Record
	499 Washington Boulevard Floor 5
	Jersey City, NJ 07310-2010

Discovery Fund (Investor Class)

	National Financial Services LLC	53.68%	Record
	499 Washington Boulevard Floor 5
	Jersey City, NJ 07310-2010

	Charles Schwab & Co. Inc	24.40%	Record
	211 Main Street
	San Francisco, CA 94105-1905

Fund (Class)	Name and Address	Percentage of Ownership (%)	Type of Ownership
Discovery Fund (Institutional Class)

	Marilyn M. Woodhouse	38.39%	Beneficial
	c/o Jacob Asset Management of New York LLC
	727 2nd Street #106,
	Hermosa Beach, California 90254

	Charles Schwab & Co. Inc	20.27%	Record
	211 Main Street
	San Francisco, CA 94105-1905

	National Financial Services LLC	12.28%	Record
	499 Washington Boulevard Floor 5
	Jersey City, NJ 07310-2010

	Wayne C. Metcalfe	5.66%	Record
	c/o Jacob Asset Management of New York LLC
	727 2nd Street #106,
	Hermosa Beach, California 90254

As of December 31, 2023, the officers and Directors, as a group, owned of record and beneficially less than 1% of the Internet Fund’s Investor Class shares, the Small Cap Fund’s Institutional Class shares, the Discovery Fund’s Investor Class shares, and the Discovery Fund’s Institutional Class shares. The officers and Directors, as a group, owned of record and beneficially 4.26% of the Small Cap Fund’s Investor Class shares.

VII.    INVESTMENT ADVISORY AND OTHER SERVICES
A.INVESTMENT ADVISER
General Information. Jacob Asset Management of New York LLC (the “Adviser”), a registered investment adviser, is a Delaware limited liability company with its principal office located at 727 2nd Street #106, Hermosa Beach, California 90254. The Adviser supervises all aspects of the Funds’ operations and provides investment advice and portfolio management services to the Funds. Pursuant to the Funds’ Investment Advisory Agreements (the “Advisory Agreements”) and subject to the supervision of the Company’s Board, the Adviser makes each Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Fund’s investments.
Ryan I. Jacob, founder, Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Director of the Company, is a controlling person of the Adviser based on his majority ownership interest and is an affiliated person of the Funds. Francis J. Alexander is an affiliated person of both the Adviser and the Funds. Mr. Alexander has a minority ownership interest in the Adviser and is Vice President, Secretary and Treasurer of the Company.
The Adviser provides persons satisfactory to the Board to serve as officers of the Company. Such officers, as well as certain other employees and Directors of the Company, may be directors, officers or employees of the Adviser or its affiliates. The Adviser may also provide the Funds with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.
Adviser’s Fees. The Advisory Agreement with respect to a Fund will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Directors who are not parties to the Agreement or “interested persons” of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities.
As compensation, the Funds each pay the Adviser at an annual rate as shown below:

Fund	Annual Advisory Fee	Net Management Fee Received (after waivers or recoupments) as of August 31, 2023
Internet Fund	1.25% of the Fund’s annual average daily net assets up to $250 million, and 0.90% of the Fund’s annual average daily net assets over $250 million.	1.25%
Small Cap Fund	0.80% of the Fund’s annual average daily net assets up to $250 million, and 0.70% of the Fund’s annual average daily net assets over $250 million.	0.00%
Discovery Fund	1.10% of the Fund’s annual average daily net assets up to $250 million, and 0.80% of the Fund’s annual average daily net assets over $250 million.	0.83%

The Board of Directors or the holders of a majority of the outstanding voting securities of the Funds can terminate the Advisory Agreements with respect to the Funds at any time without penalty, on 60 days written notice to the Adviser. The Adviser may also terminate the Advisory Agreements on 60 days written notice to the Funds. The Advisory Agreements terminate automatically upon their assignment (as defined in the 1940 Act).
The Adviser has contractually agreed, through at least January 5, 2025, to waive up to 100% of its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets, to the extent that the Internet Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.95% for Investor Class shares’ average daily net assets.
The Adviser has contractually agreed, through at least January 5, 2025, to waive up to 100% of its advisory fee to the extent that the Small Cap Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.25% or 1.95% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets.
The Adviser has contractually agreed, through at least January 5, 2025, to waive up to 100% of its advisory fee to the extent that the Discovery Fund’s Total Annual Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses) exceed 2.30% or 2.00% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets.
Pursuant to its fee waiver agreement with each Fund, the Adviser is entitled to recoup any fees that it waived for a period of thirty-six (36) months following such fee waivers to the extent that such recoupment by the Adviser will not cause a Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived.

	Expense Caps
Fund	Investor Class	Institutional Class
Internet Fund	2.95%	n/a
Small Cap Fund	2.25%	1.95%
Discovery Fund	2.30%	2.00%
Advisory fees, waiver and expense reimbursements/(recoupment) for the last three fiscal years were as follows:

Fiscal year ending August 31, 2023	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Internet Fund	$656,733	$0	$656,733
Small Cap Fund	$63,547	$0	$0
Discovery Fund	$311,099	$75,376	$235,723

Fiscal year ending August 31, 2022	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Internet Fund	$1,408,148	$0	$1,408,148
Small Cap Fund	$119,783	$65,582	$54,201
Discovery Fund	$771,714	$0	$771,714

Fiscal year ending August 31, 2021	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Internet Fund	$1,740,369	$0	$1,740,369
Small Cap Fund	$200,044	$17,434	$182,610
Discovery Fund	$761,271	$24,199	$737,072

The Funds have, under the Advisory Agreements, confirmed their obligation for payment of all other expenses, including without limitation: (i) fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) federal, state or local taxes; (iv) certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vii) legal and accounting expenses; (viii) costs of organizing and maintaining a Fund’s registration under federal and state laws; (ix) compensation, including Directors’ fees, of any Directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of proxy solicitations; and (xi) fees and expenses of registering its shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws.
The Company may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Company intends to do so whenever it appears advantageous to the Funds.
B.THE DISTRIBUTION AND SERVICE PLANS AND THE DISTRIBUTOR
The Funds have adopted distribution and service plans, pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plans, together with related Distribution and Shareholder Servicing Agreements, provides for the Funds to make payments of up to 0.35% of the average annual net assets for distribution and shareholder servicing activities (for Investor Class shares only and including the fees payable under the Shareholder Servicing Agreement for the Internet Fund described below). Such payments are intended to reimburse the Distributor or others for, among other things: (a) expenses incurred by such parties in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation and distribution of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others; and (b) furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in, establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund to customers, receiving and answering correspondence, and aiding in maintaining their respective customers; all such services being provided in connection with the Fund’s shares. The Distributor or the Adviser monitors and administers the documentation of payments made under the Plans and furnishes the Board of Directors, for their review and approval on a quarterly basis, a written report of the monies paid under the Plans, as well as the purpose(s) for which such payments were made, as well as such other information as the Board may reasonably request in order to enable the Board to make an informed determination of whether to approve such payments and whether a Plan should be continued for a Fund.
The Internet Fund has entered into a Shareholder Servicing Agreement with the Adviser, which is designed to compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Investor Class of the Internet Fund for providing servicing to their clients (“Shareholder Servicing”). These fees are subject to a maximum of 0.25% per annum of the Internet Fund’s average daily net assets. Rule 12b-1 fees are a portion of the Total Annual Fund Operating Expenses.
The Funds sell and redeem their shares on a continuing basis at their net asset value. The Funds have also entered into a Distribution Agreement with Quasar Distributors, LLC (the “Distributor”), a federally registered broker dealer and a wholly owned subsidiary of Foreside Distributors, LLC. The Distributor will use reasonable efforts to facilitate sales of the Funds’ shares. The Distributor will assist with processing and analyzing sales literature and advertising for regulatory compliance. The Distribution Agreement provides for a total annual amount payable of 0.10 of 1% (ten basis points) of each Fund’s average daily net assets (the “Total Distribution Fee”). Out of the Total Distribution Fee, the Distributor is paid a fee of 0.01% of each Fund’s average daily net assets (the “Distribution Fee”) on an annual basis subject to an annual minimum of $15,000 plus out of pocket expenses. In addition, the Total Distribution Fee will be used for advertising compliance reviews, FINRA filings and licensing of Adviser’s staff. Finally, the Adviser may direct the Distributor to pay a portion of the Total Distribution Fee to third parties. Fees paid under the Plan may not be waived for individual shareholders.
During the fiscal years ended August 31, 2023, 2022, and 2021, the Distributor received the following fees from the Funds:

Fund	2023	2022	2021
Internet Fund	$183,751	$281,418	$30,154
Small Cap Fund	$11,525	$16,574	$2,530
Discovery Fund	$58,501	$124,174	$6,780
The Adviser may make payments from time to time from its own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries for performing shareholder servicing and related administrative functions on behalf of the Funds; (ii) to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (iii) to pay the costs of printing and distributing the Funds’ Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds’ shares. Further, the Shareholder Servicing Agreement for the Internet Fund provides that the Adviser may use its service fee for the purposes enumerated in (i) above. Also, any distribution fees payable under the Distribution Agreement may be used for purposes of (ii), (iii), or (iv) above. The Adviser, in its sole discretion, will determine the amount of such payments made pursuant to the Plan to broker-dealers or other financial intermediaries, provided that such payments made pursuant to the Plan will not increase the amount which the Funds is required to pay for any fiscal year under the Distribution and Shareholder Servicing Plan.
Financial intermediaries may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors. In addition, financial intermediaries offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through financial intermediaries may be less than realized by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.
In accordance with Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into by the Company, the Distributor or the Adviser, and financial intermediaries, must be in a form satisfactory to the Funds’ Board. In addition, the Plans requires the Company and the Distributor to prepare, at least quarterly, written reports for the Board that set forth all amounts expended for distribution purposes by the Funds and the Distributor pursuant to the Plans and identify the distribution activities for which those expenditures were made.

Below are the itemized payments pursuant to the Plan:

Total payments pursuant to the Plans
	Internet Fund (for the fiscal year ended August 31, 2023)	Small Cap Fund (for the fiscal year ended August 31, 2023)	Discovery Fund (for the fiscal year ended August 31, 2023)
Distribution Expenses
Advertising	$11,544	$107	$0
Printing and Mailing of Prospectuses to other than Current Shareholders	$8,789	$104	$1,191
Compensation to Distributors	$17,123	$507	$5,697
Compensation to Broker/Dealers[1]	$62,618	$10,253	$42,658
Compensation to Sales Personnel	$69,706	$147	$2,567
Interest or Other Finance Charges	$0	$0	$0
Other Fees (Website Expenses1)	$13,971	$408	$6,388
Total Distribution Expenses	$183,751	$11,526	$58,501

Shareholder Servicing Expenses
Advertising/Marketing	$0	$0	$0
Compensation to Distributor	$8,290	$0	$0
Compensation to Broker/Dealers[1]	$47,146	$0	$0
Compensation to Personnel	$13,619	$0	$0
Website Expenses[1]	$7,234	$0	$0
Total Shareholder Servicing Expenses	$76,289	$0	$0

Total Payments Pursuant to the Plan	$260,040	$11,526	$58,501
[1] Expenses for the Website and Broker/Dealer payments are allocated to both Distribution and Shareholder Servicing Expenses for the Internet Fund.

Revenue Sharing. The Adviser may pay additional compensation, at its own expense and not as an expense of the Funds, to certain unaffiliated “financial advisers” such as brokers, dealers, banks (including bank trust departments), investment advisers, financial planners, retirement plan administrators and other financial intermediaries that have a selling, servicing, administration or similar agreement with the Adviser. These payments may be for marketing, promotional or related services in connection with the sale or retention of Fund shares and/or for shareholder servicing. Such payments may also be paid to financial advisers for providing recordkeeping, sub-accounting, transaction processing and other shareholder or administrative services in connection with investments in the Funds. The existence or level of payments made to a qualifying financial adviser in any year would vary and may be substantial. Such payments would be based on factors that include differing levels of services provided by the financial adviser, the level of assets maintained in the financial adviser’s customer accounts, sales of new shares by the financial adviser, the placing of the Funds on a recommended or preferred list, providing the Funds with “shelf space” and/or a higher profile for the financial adviser’s consultants, sales personnel and customers, access to a financial adviser’s sales personnel and other factors. These payments to financial advisers would be in addition to the distribution and service fees and sales charges described in the Prospectus. Revenue sharing payments would be from the Adviser’s own profits and resources. Generally, the Adviser would pay such amounts when the selling and/or servicing fees required by financial advisers exceed the amount of 12b-1 fees that may be available from the Funds. Any such revenue sharing payments would not change the net asset value or the price of the Funds’ shares. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser may pay or allow other promotional incentives or payments to financial advisers.
Revenue sharing payments may create a financial incentive for financial advisers and their sales personnel to highlight, feature or recommend funds based, at least in part, on the level of compensation paid by such fund’s adviser or distributor. If one mutual fund sponsor or distributor makes greater payments for distribution assistance than sponsors or distributors of other mutual funds, a financial adviser and its salespersons may have a financial incentive to favor sales of shares of the higher paying mutual fund complex over another or over other investment options. You should consult with your financial adviser and review carefully any disclosures they provide regarding the potential conflicts of interest associated with the compensation it receives in connection with investment products it recommends or sells to you.
C.ADMINISTRATOR
General Information. The Administrator and Fund Accountant for the Funds is U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.
Administration Agreement. Pursuant to the Fund Administration Servicing Agreement (“Administration Agreement”) with the Funds, the Administrator provides all administrative services necessary for the Funds, other than those provided by the Adviser, subject to the supervision of the Company’s Board. The Administrator may provide persons to serve as officers of the Company. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Agreement is terminable by the Board or the Administrator on sixty days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for five years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter. The Administration Agreement provides that in the absence of the Administrator’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.
Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statements, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Funds’ tax returns, and preparing reports to the Funds’ shareholders and the SEC; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or their shares under such laws; (vii) preparing notices and agendas for meetings of the Company’s Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code (the “Code”) and the Prospectus.
During the fiscal years ended August 31, 2023, 2022, and 2021, each Fund paid the following administration fees:

Fund	2023	2022	2021
Internet Fund	$66,135	$119,967	$149,242
Small Cap Fund	$51,817	$54,160	$53,307
Discovery Fund	$54,405	$76,240	$89,243
Accounting Agreement. The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement (“Accounting Agreement”), provides the Funds with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ Custodian and Adviser.

During the fiscal years ended August 31, 2023, 2022, and 2021, each Fund paid the following amounts to the Fund Accountant for services under the Fund Accounting Agreement:

Fund	2023	2022	2021
Internet Fund	$37,137	$41,141	$42,197
Small Cap Fund	$35,452	$34,748	$34,831
Discovery Fund	$35,667	$39,652	$42,115

D.CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
U.S. Bank N.A., Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Funds’ assets. Pursuant to a Custodian Servicing Agreement with the Funds, it is responsible for maintaining the books and records of the Funds’ assets. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. U.S. Bank Global Fund Services, the Funds’ Administrator, also acts as the Fund’s transfer and dividend agent. U.S. Bank Global Fund Services has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
E.COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Legal matters in connection with the issuance of shares of common stock of the Funds are passed upon by Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103.
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm for the Funds.
Bryan Cave Leighton Paisner LLP, One Kansas City Place, 1200 Main Street, Suite 3800, Kansas City, Missouri 64105 serves as independent legal counsel to the Independent Directors of the Company.
VIII.    PORTFOLIO MANAGERS
Ryan I. Jacob and Darren Chervitz serve as the Funds’ portfolio managers, and Francis J. Alexander also serves as a portfolio manager with respect to the Internet Fund (the “Portfolio Managers”). The Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Funds. This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
A.OTHER ACCOUNTS MANAGED
In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of other accounts, as follows, as of August 31, 2023:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ryan I. Jacob	1	$2.8 million	0	$0	0	$0
Darren Chervitz	1	$2.8 million	0	$0	0	$0
Francis J. Alexander	0	$0	0	$0	0	$0

B.COMPENSATION
As principals of the Adviser, Mr. Jacob, Mr. Alexander, and Mr. Chervitz maintain equity interests in the Adviser and receive distributions as principals and do not receive compensation in the form of a salary or bonuses. The distributions are based on the income of the Adviser and the Adviser’s income is based on the asset level of each Fund. Each principal of the Adviser receives a guaranteed payment from the Adviser in the form of distributions.
C.OWNERSHIP OF SECURITIES
Information relating to a portfolio manager’s ownership (including the ownership of his immediate family) in the Funds as of August 31, 2023 is set forth in the chart below.

Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Francis J. Alexander	Internet Fund	$100,001-$500,000
	Small Cap Fund	N/A
	Discovery Fund	N/A
Ryan I. Jacob	Internet Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Discovery Fund	$1-$10,000
Darren Chervitz	Internet Fund	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000
	Discovery Fund	$50,001-$100,000
IX.    BROKERAGE ALLOCATION AND OTHER PRACTICES
The Adviser makes the decisions to buy or sell securities in the Funds’ portfolio. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of obtaining a favorable commission rate and transaction price on each transaction (best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis, as well as other factors such as the broker-dealer’s ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services.
When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information or research and brokerage services to the Adviser, or portfolio transactions may be effected by brokers or dealers affiliated with the Adviser or Distributor. To the extent that such persons or firms supply investment information or research and brokerage services to the Adviser, such information is supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds.
For the Internet Fund, during the fiscal year ended August 31, 2023, the Adviser paid $47,108 in commissions, which related to $12,037,280 in transactions that were directed to persons or firms supplying investment information or research and brokerage services.
For the Small Cap Fund, during the fiscal year ended August 31, 2023, the Adviser paid $12,852 in commissions, which related to $2,488,347 in transactions that were directed to persons or firms supplying investment information or research and brokerage services.

For the Discovery Fund, during the fiscal year ended August 31, 2023, the Adviser paid $64,812 in commissions, which related to $6,537,018 in transactions that were directed to persons or firms supplying investment information or research and brokerage services.
The investment information or research and brokerage services provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.
For the fiscal years ended August 31, 2023, 2022, and 2021, the Funds paid the following amounts in brokerage commissions:

Fund	2023	2022	2021
Internet Fund	$153,084	$222,192	$414,375
Small Cap Fund	$37,020	$56,165	$94,837
Discovery Fund	$124,093	$223,799	$496,978
Brokerage commissions for the Funds decreased for the fiscal year ended August 31, 2023 and 2022 compared to the fiscal year ended August 31, 2021 due to decreased trading in the portfolio associated with decreased assets in the Funds.
Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Funds rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.
Investment decisions for the Funds will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Funds and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds. In addition, when purchases or sales of the same security for the Funds and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.
Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Company are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Company’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Company; or (iii) sold the largest dollar amounts of the Trust’s Shares. As of August 31, 2023, the Funds did not own any securities of their regular brokers or dealers.

X.    CAPITAL STOCK
The authorized capital stock of the Company consists of twenty billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Board is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution and liquidation rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.
There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.
The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is an investor of record, the Funds do not issue certificates evidencing Fund shares.
As a general matter, the Funds will not hold annual or other meetings of the Funds’ shareholders. This is because the By-laws of the Company provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to a Fund’s investment advisory agreement, (c) for approval of revisions to the Company’s distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to a Fund as may be required by the 1940 Act including the removal of Company Directors and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.
XI.    PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES
The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is incorporated by reference herein.
XII.    TAXATION OF THE FUNDS
The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as the “Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxation of the Funds” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
A.FUND TAXATION
The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•Distribution Requirement ⎯ the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement ⎯ the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•Asset Diversification Test ⎯ the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “– Interest-Related Dividends and Short-Term Capital Gain Dividends” below.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)any net capital loss incurred after October 31 of the current taxable year, or if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
B.TAXATION OF FUND DISTRIBUTIONS
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed to noncorporate taxpayers at reduced rates or for the dividends-received deduction available to corporations. See the discussion below under the headings, “⎯ Qualified Dividend Income for Individuals” and “⎯ Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions ⎯ Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a

401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

C.SALES, EXCHANGES AND REDEMPTION OF FUND SHARES
Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.
In addition to the Fund’s default method of average cost, other cost basis methods offered by the Company, which you may elect to apply to covered shares, include:
•Single Account Average Cost — the cost basis of both covered shares and “noncovered shares” (as defined below) are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares.
•First In, First Out — oldest shares are redeemed first.
•Last In, First Out — newest shares are redeemed first.
•Low Cost — least expensive shares are redeemed first.
•High Cost — most expensive share are redeemed first.
•Loss/Gain Utilization — depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares.
•Specific Lot Identification — you must specify the share lots to be sold at the time of redemption. This method requires you to elect a secondary method, which will be used for systematic redemptions and in the event the lots you designate for redemption are unavailable. The secondary method options include first in, first out; last in, first out; low cost; high cost; and loss/gain utilization. If a secondary method is not elected, first in, first out will be used.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their noncovered shares in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, the Company first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.
The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
D.TAX TREATMENT OF PORTFOLIO TRANSACTIONS
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Descriptions of the Funds and Their Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions ⎯ Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors ⎯ Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.
Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Fund Taxation – Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Fund Taxation.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium unrelated to the conversion feature of the security over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatory convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
E.BACKUP WITHHOLDING
By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:
•provide your correct social security or taxpayer identification number,
•certify that this number is correct,
•certify that you are not subject to backup withholding, and
•certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
F.NON-U.S. INVESTORS
The Fund generally does not sell shares to investors residing outside of the United States. If, however, a non-U.S. investor were to acquire Fund shares they should be aware that non-U.S. investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In General. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital Gain Dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
Interest-Related Dividends and Short-Term Capital Gain Dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.
The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
U.S. Estate Tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.
U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide other (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it meets certification requirements described below. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the United States to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

G.EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
XIII.    ANTI-MONEY LAUNDERING PROGRAM
The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, delegating responsibilities to the Funds’ service providers who sell and process purchases of Fund shares and these service providers, in turn, report suspicious and/or fraudulent activity, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and engage in a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity opening a new account whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
XIV.    PERFORMANCE COMPARISONS
Each Fund may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisers. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information should be considered in light of each Fund’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

XV.    FINANCIAL STATEMENTS
The audited financial statements and financial highlights of the Funds for the fiscal year ended August 31, 2023, which appear in the Funds’ Annual Report to Shareholders and the report thereon by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. No other parts of the annual report are incorporated by reference into this Statement of Additional Information and are not part of this Registration Statement. A copy of the Funds’ Annual or Semi-Annual Reports may be obtained upon request and without charge, on the Funds’ website www.jacobmutualfunds.com or by calling the Funds at the toll-free number listed on the cover page of this Statement of Additional Information. The Funds’ Annual Report to Shareholders was filed on Form N-CSR with the SEC on November 7, 2023.

JACOB FORWARD ETF
(JFWD)

a series of Jacob Funds Inc.
Listed on NYSE Arca, Inc.
STATEMENT OF ADDITIONAL INFORMATION
January 5, 2024
___________________
Jacob Funds Inc. is an open-end management investment company that is comprised of separate and distinct series, representing separate portfolios of investments. This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund’s Prospectus, dated January 5, 2024 (the “Prospectus”).
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, which may be obtained without charge by calling the Fund toll-free at 1-888-JACOB-FX. The material relating to the purchase, redemption, exchange and pricing of shares has been incorporated by reference into the Statement of Additional Information from the Fund’s Prospectus.
The Fund’s most recent Annual Report to shareholders is a separate document available, without charge, upon request by calling the number listed above. The financial statements, accompanying notes, and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund’s Annual Report dated August 31, 2023, as filed with the U.S. Securities and Exchange Commission (“SEC”).
This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

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I.GENERAL INFORMATION ABOUT THE FUND
Jacob Funds Inc. (the “Company”) is a Maryland corporation and was incorporated in Maryland on July 13, 1999. The Company is an open-end management investment company consisting of multiple investment series. This SAI is related to the Jacob Forward ETF (the “Fund”).
The Company is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”). The Company is governed by its Board of Directors (the “Board”). Jacob Asset Management of New York LLC (“Jacob” or the “Adviser”) serves as investment adviser to the Fund.
The Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also generally redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors, referred to as “Authorized Participants” (as discussed in “Procedures for Purchase of Creation Units” below), can purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are generally not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption. In all cases, any redemption fee will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “XVII. Federal Income Taxes” in this SAI.

II.    DESCRIPTION OF THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS
A.INVESTMENT STRATEGIES AND RISKS
The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing common stocks and other equity securities of companies of all sizes.
The Fund is non-diversified, meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a diversified fund.
There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval. The Fund will provide shareholders with 60 days’ notice of any such change.
The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (the “CFTC”) with respect to the Fund and, therefore, the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Fund. The terms of this exclusion limit the ability of the Fund to enter into futures, options on futures or engage in swaps transactions for non-hedging purposes. However, the Fund is not intended as a vehicle for trading in the futures, commodity options or swaps markets.
With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
B.RECENT MARKET EVENTS
Recent Market Developments. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.
Russia launched a large-scale invasion of Ukraine in February 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the regions, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and Hamas and Israel in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict, but could be significant and have an adverse effect on certain Fund investments as well as Fund performance and liquidity.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, low or negative interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of a Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.
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C.REGULATORY RISKS
Future regulatory developments applicable to registered investment companies could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies.
D.DESCRIPTION OF THE FUND’S PORTFOLIO SECURITIES AND DERIVATIVES
The following expands upon the descriptions in the Prospectus of the types of securities in which the Fund may invest and their related risks. In addition, this section discusses certain potential Fund investments that were not previously described in the Prospectus.
Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of Shares to decline.
An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
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Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Exchange-Traded Funds (“ETFs”). The Fund may invest in shares of other investment companies (including ETFs). As the shareholder of another ETF, the Fund would bear, along with other shareholders, its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. The Fund’s investments in other ETFs may be limited by applicable law.
Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Fund may invest may be leveraged, which would increase the volatility of the Fund’s NAV.
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Foreign Securities. The Fund may invest in foreign securities, including securities of emerging market countries. The Fund may invest directly in foreign companies or purchase foreign company securities traded on U.S. exchanges. The Fund may also invest in foreign companies by purchasing depositary receipts. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer, as described below.
Investment in foreign companies, including issuers located in emerging market countries, involves somewhat different investment risks from those of investing in U.S. domestic companies. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards, including recordkeeping standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. The foreign securities in which the Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.
Emerging Market Securities. The Fund, subject to its investment strategies and policies, may invest in emerging market investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets continue to undergo growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.
Emerging market debt securities may be more volatile, relatively less liquid and more difficult to value than debt securities economically tied to developed foreign countries. If the Fund’s investments
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need to be liquidated quickly, the Fund could sustain significant transaction costs. Further, investing in emerging market debt securities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions. In addition, rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, relatively less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are issued by banks or trust companies and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs also represent securities of foreign issuers and are designated for use in European markets. A GDR represents ownership in a non-U.S. company’s publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country as detailed in the Fund’s prospectus.
The Fund may purchase depositary receipts whether they are “sponsored” or “unsponsored.” “Sponsored” depositary receipts are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” depositary receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such
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facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipt. Depositary receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.
U.S. Government Obligations and U.S. Government Agency Obligations. U.S. government obligations are debt securities issued by the U.S. Treasury, which are direct obligations of the U.S. government. U.S. Treasury obligations differ in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years). U.S. government agency obligations are issued or guaranteed by U.S. government sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (i.e., the Government National Mortgage Association), including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac (i.e., the Federal Home Loan Mortgage Corporation) and Fannie Mae (i.e., the Federal National Mortgage Association). The maturities of U.S. government obligations usually range from three months to thirty years.
Repurchase Agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and an agreed-upon time. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price of the security back to the original seller will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the security, and will not be related to the coupon rate of the purchased security. In the event that the repurchase agreement is held for more than one day, the security serving as collateral for the repurchase agreement will be marked-to-market daily to ensure that the value of the collateral does not decrease below the purchase price, plus accrued interest. If a decrease occurs, the seller will provide additional collateral to add to the account to maintain appropriate collateralization.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Delays may result in possible decline in the value of the underlying security while the Fund seeks it rights thereto, possible lack of access to income on the underlying security during the delayed period, and expenses in enforcing the Fund’s rights.
Hedging Transactions. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain
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market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund’s net assets.
To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.
Short Sales. The Fund may make short sales of securities “against-the-box.” A short sale “against-the-box” is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales “against-the-box” as a form of hedging to offset potential declines in long positions in the same or similar securities.
Options Transactions. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.
In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option, the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.
Lending of Securities. The Fund may lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Board. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.
Investment Companies. The Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of
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any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act, or a SEC rule or order.
In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).
The SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the adoption of Rule 12d1-4, which permits a Fund to invest in other investment companies in excess of statutory limits without an exemptive order, subject to certain conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023 that will affect the manner in which money market funds operate. These changes may affect the investment strategies, performance, yield, operating expenses and continued viability of money market funds in which the Fund may invest.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments, and through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.
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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Registered investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Rule 144A securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Directors or their delegates determine that the Rule 144A securities are liquid. In reaching liquidity decisions, the Directors and their delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).
Borrowing. Currently, the 1940 Act permits the Fund to borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed.) To the extent permitted by the 1940 Act, or the rules and regulations thereunder, the Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligations resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will reduce its borrowing amount within three days, if the Fund’s asset coverage falls below the amount required by the 1940 Act.
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Cyber security risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value.
Tax risk. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
E.FUND POLICIES - INVESTMENT RESTRICTIONS
The Fund has adopted the following investment restrictions, some of which are fundamental investment restrictions that cannot be changed without the approval of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained in the investment restrictions, such explanations are not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.
The Fund will not, as a matter of fundamental policy:
(1)Borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to registered investment companies and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. The Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. The effect of this provision is to allow the Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).
(2)Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.
(3)Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which
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invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
(4)Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
(5)Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). The following sentence is intended to describe the current definition of concentration and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. Currently, to avoid concentration of investments, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).
(6)Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
As indicated above, as a matter of fundamental policy, the Fund is permitted to borrow money or issue senior securities, to the extent permitted under the 1940 Act. At the present time, the Fund does not intend to borrow money or issue senior securities in excess of 5% of its net assets.
The Fund has adopted the following investment restrictions as non-fundamental investment restrictions, which means that they can be changed by the Board without shareholder approval.
(1)The Fund will not invest in companies for the purpose of exercising control of management.
(2)The Fund will not purchase securities on margin.
(3)The Fund will not invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable.  If more than 15% of the Fund’s net assets are invested in securities that are not readily marketable, there will be an orderly disposition of those securities in order to get below the threshold.
The Fund is subject to the requirements of Rule 22e-4 under the 1940 Act. Pursuant to Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4.
The Adviser may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) or any other reasonable industry classification system (including systems developed by the Adviser) for purposes of the Fund’s investment restrictions and policies relating to industry concentration.
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F.TEMPORARY DEFENSIVE POSITIONS
When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers’ acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers’ acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. government or state governments. The Fund’s investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.
G.PORTFOLIO TURNOVER
The annual portfolio turnover rate indicates changes in the Fund’s portfolio, and is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio long-term securities owned by the Fund during the fiscal year. A 100% portfolio turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and might result in a greater number of taxable transactions.
III.     DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).
IV.     EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Company reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
V.    MANAGEMENT OF THE FUND
The Board is responsible for the overall management and supervision of the Fund. Like most funds, the day-to-day management and operation of the Fund is performed by various service providers, such as an investment adviser, administrator, transfer agent, distributor and custodians. The Board is responsible for selecting these service providers, approving the terms of their contracts regarding the Fund, and exercising general service provider oversight. The Board employs Jacob Asset Management of New York LLC (the “Adviser”) as the investment adviser for the Fund. The Adviser supervises all aspects of the Fund’s operations and provides investment advice and portfolio management services to the
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Fund. Subject to the Board’s supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments. The Board has appointed employees of certain of these service providers as officers of the Company, with responsibility for supervising actively the day-to-day operations and reporting to the Board regarding operations. The Board has also appointed a Chief Compliance Officer who administers the Company’s compliance program and regularly reports to the Board on compliance matters. The role of the Board and any individual Director is one of oversight and not of active management of the day-to-day operations or affairs of the Company.
The Board is currently composed of four Directors: three Independent Directors and Mr. Jacob, a Director who is affiliated with the Adviser. The Board has appointed Mr. Jacob, the founder of the Adviser and the Company, to serve in the role of Chairman.

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The Directors and officers of the Company and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. The address of each Director and Officer as it relates to the Company’s business is c/o Jacob Asset Management, 727 2nd Street #106, Hermosa Beach, California 90254.

Name, Address and Age	Position(s) Held with the Company	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Independent Directors:
William B. Fell Age: 54	Director	Since 1999	Chief Financial Officer, Rhoads Industries, Inc., since 2012.	4	None
Christopher V. Hajinian Age: 54	Director	Since 1999	Media Production, since 2011; Property Management, since 2008.	4	None
Jeffrey I. Schwarzschild Age: 52	Director	Since 1999	Chief Counsel, California Conservation Corps, since September 2011.	4	None
Interested Director:
Ryan I. Jacob(2) Age: 53	Director, President, Chairman of the Board and Chief Executive Officer	Since 1999	Chairman and Chief Executive Officer of the Adviser since 1999.	4	None
Officers:
Alenoush Terzian Age: 41	Vice President, Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Treasurer	Since 2021 Since 2022	Director of Operations for the Adviser since May 2021; Vice President, U.S. Bank Global Fund Services, December 2010-May 2021.	N/A	N/A
__________________________
(1)    Each Director holds office during the lifetime of the Company, until his termination, or until the election and qualification of his successor.
(2)    Ryan I. Jacob is deemed to be an “interested person” of the Company (as defined in the 1940 Act) because of his affiliation with the Adviser.

Audit Committee. The Board has established an Audit Committee made up of the Independent Directors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee (1) oversees the Company’s accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, inquiries into the internal control over
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financial reporting of certain service providers; (2) oversees the quality and objectivity of the Company’s financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Company’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Company’s independent registered public accounting firm; and (4) acts as a liaison between the Company’s independent registered public accounting firm and the full Board. The Audit Committee is composed of Messrs. Fell, Hajinian and Schwarzschild. During the fiscal year ended August 31, 2023, the Audit Committee held two meetings.
Oversight of Risk. The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, liquidity, operational and valuation risks. The Company’s officers, the Adviser and other Fund service providers perform risk management as part of the day-to-day operations of the Fund and the Board receives related reports regarding risk-management and related findings. The Board recognizes that it is not possible to identify all risks that may affect the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company, Adviser, principal underwriter, and fund administrator and transfer agent; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) meeting with and receiving reports from the Chief Compliance Officer and other senior officers of the Company and the Adviser regarding the compliance procedures of the Company and its service providers; and (6) meeting with outside counsel to discuss risks related to the Fund’s investments and operations. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Directors’ Qualifications and Experience. The Board believes that each of the Directors has the qualifications, experiences, attributes and skills appropriate to continued service as a Director of the Company in light of the Company’s business and structure. Among the attributes and skills common to all Directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other service providers, and the ability to exercise independent business judgment. Also, in addition to a demonstrated record of academic, business and professional accomplishment, all of the Directors have served on the Board for a number of years. In their service to the Company, the Directors have gained substantial insight into the operation of the Company and have demonstrated a commitment to discharging oversight duties as Directors in the interests of shareholders. Generally, no one factor was decisive in determining that an individual should serve as a Director. Set forth below is a brief description of the specific experience ad attributes of each Director. Additional details regarding the background of each Director is included in the chart earlier in this section.
Ryan I. Jacob. Mr. Jacob has served as an Interested Director since the Company was established in 1999, and he serves as a Portfolio Manager of the Fund. Mr. Jacob is the founder, Chairman, and Chief Executive Officer of the Adviser. Mr. Jacob has significant experience derived from his over 30 years in the investment management industry.
William B. Fell. Mr. Fell has served as a Director since the Company was established in 1999, and he serves as the Chairman of the Audit Committee. Mr. Fell has significant experience in accounting and financial matters as a result of his career as an accountant, accounting manager, controller for a public company and chief financial officer.
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Christopher V. Hajinian. Mr. Hajinian has served as a Director since the Company was established in 1999. Mr. Hajinian is an attorney with significant business experience derived from his work as a lawyer in private practice and in real estate property management.
Jeffrey I. Schwarzschild. Mr. Schwarzschild has served as a Director since the Company was established in 1999. He is an accomplished attorney and his work in both the private and public sectors has provided him with significant and diverse professional experience. Mr. Schwarzschild’s legal training and experience provide him with skills valuable to his fiduciary oversight role with respect to the Fund.
The Board believes that the Company’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. The Board’s leadership structure permits important roles for the President of the Adviser, who serves as Chairman of the Company and oversees the Advisor’s day-to-day management of the Fund. The independent Directors work closely on all Fund matters, including Audit Committee matters, and have not seen any need to appoint a lead independent Director. The independent Directors have access to outside independent legal counsel, the Chief Compliance Officer and Fund service providers. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Each Director who is not an interested person of the Fund receives a $30,000 annual retainer fee and is reimbursed for all out-of-pocket expenses incurred in connection with attendance at such meetings. Additionally, each Audit Committee member receives a fee of $1,000 for each Audit Committee Meeting and the Chairman of the Audit Committee receives a $2,000 annual retainer fee.
The following table shows the compensation to be earned by each Director for the Fund’s fiscal period ending August 31, 2023. Independent Director fees (attributable to the Fund) are paid by the Adviser and not by the Fund.

COMPENSATION TABLE (For the Fiscal Year Ended August 31, 2023)
Name of Person Position with the Fund	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds
Independent Directors
William B. Fell Director	$34,000	$0	$0	$34,000
Christopher V. Hajinian Director	$32,000	$0	$0	$32,000
Jeffrey I. Schwarzschild Director	$32,000	$0	$0	$32,000
Interested Director
Ryan I. Jacob Director, President, Chairman of the Board and Chief Executive Officer	$0	$0	$0	$0
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The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2023:

Name of Director	Dollar Range of Equity Securities in the Fund
Interested Directors
William B. Fell	$0
Christopher V. Hajinian	$1-$10,000
Jeffrey I. Schwarzschild	$10,001-$50,000
Interested Director
Ryan I. Jacob	Over $100,000

VI.    CODE OF ETHICS
The Company and the Adviser have adopted a Joint Code of Ethics that governs the conduct of employees of the Company and Adviser who may have access to information about the Company’s securities transactions. The Joint Code of Ethics recognizes that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Joint Code of Ethics requires the preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Company; and contains prohibitions against personal trading of initial public offerings. Violations of the Code are subject to review by the Board and could result in severe penalties.
The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Company or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Company or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

VII.    PROXY VOTING POLICIES
The Board delegated proxy voting authority to the Adviser and adopted proxy voting guidelines (“Guidelines”) to be used by the Adviser in voting the proxies of the Fund’s portfolio securities. In general, proxies are voted in a manner that is consistent with the best interest of Fund shareholders. Proxies are divided into routine and non-recurring/extraordinary matters. The routine matters are generally voted in accordance with management’s recommendations, absent a particular reason to vote in a contrary manner. Non-recurring/extraordinary matters are voted on a case-by-case basis in accordance with the best interests of shareholders. Generally, for non-recurring extraordinary matters, the Adviser will: (i) accept proposals that support best practices for corporate governance, or restore or protect shareholders’ authority; (ii) reject proposals that protect management from results of mergers and acquisitions, have the effect of diluting the value of existing shares, or reduce shareholders’ power over any company actions; and (iii) vote with management on proposals that address social or moral issues.
In general, the proxies of the Fund’s portfolio securities are to be voted in the Fund shareholders’ best interest without regard to any other relationship, business or otherwise, between (i) the issuer of the portfolio security, and (ii) the Fund, the Adviser, the Distributor or any affiliated person thereof. The Guidelines contain provisions to address potential conflicts of interest. The Adviser is responsible for
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identifying conflicts of interest and determining whether the conflict is material. If a conflict of interest is determined to be material, the conflict of interest must be resolved before the portfolio security proxy is voted. Resolutions of material conflicts of interest include: disclosing the conflict to the Board and obtaining Board consent before voting; engaging a third party to vote the proxy or recommend a vote of the proxy utilizing the Guidelines; or utilizing any other method deemed appropriate given the circumstances of the conflict.
Information about how the Fund voted proxies during the most recent 12-month period ended June 30 relating to portfolio securities can be obtained without charge, upon request by calling 1-888-JACOB-FX (522-6239) or on the SEC’s website at http://www.sec.gov.
VIII.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.
As of December 31, 2023, the Directors and officers, as a group, owned 1.85% of the Shares, and the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	Percentage of Ownership (%)	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	70.14%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	15.00%	Record

IX.    INVESTMENT ADVISORY AND OTHER SERVICES
A.INVESTMENT ADVISER
General Information. Jacob Asset Management of New York LLC (the “Adviser”), a registered investment adviser, is a Delaware limited liability company with its principal office located at 727 2nd Street #106, Hermosa Beach, California 90254. The Adviser supervises all aspects of the Fund’s operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Fund’s Investment Advisory Agreement (the “Advisory Agreement”) and subject to the supervision of the Company’s Board, the Adviser makes the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions, and generally manages the Fund’s investments.
Ryan I. Jacob, founder, Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Director of the Company, is a controlling person of the Adviser based on his majority ownership interest and is an affiliated person of the Fund. Francis J. Alexander is an affiliated person of both the Adviser and the Fund. Mr. Alexander has a minority ownership interest in the Adviser and is Vice President, Secretary, and Treasurer of the Company.
The Adviser provides persons satisfactory to the Board to serve as officers of the Company. Such officers, as well as certain other employees and Directors of the Company, may be directors, officers or employees of the Adviser or its affiliates. The Adviser may also provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory
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authorities, and services relating to such functions. However, Fund Services will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.
Adviser’s Fees. The Adviser arranges for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate. For the services it provides to the Fund, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2023, the Fund paid a management fee of $22,588.
The management fee is structured as a “unified fee.” Therefore, under the Advisory Agreement, the Adviser has agreed to pay all ordinary operating expenses of the Fund except for the following expenses, each of which is paid by the Fund; the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary or other non-routine expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Adviser shall not be liable to the Fund or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Fund or for any losses that may be sustained in the purchase, holding or sale of any security.
The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Directors who are not “interested persons” of the Adviser or the Company; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Company or the Adviser.
The Company may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Company intends to do so whenever it appears advantageous to the Fund.
B.THE DISTRIBUTION AND SERVICE PLANS AND THE DISTRIBUTOR
The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), a subsidiary of Foreside Financial Group, LLC, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.
Under the Distribution Agreement, the Distributor, as agent for the Company, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
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The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Company on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Directors), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares. If you have any additional questions, please call 1-888-JACOB-FX.
Distribution and Service Plan. The Company has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. If implemented, the Plan is reasonably likely to benefit the Fund and its shareholders by, among other things, increasing advertising of the Fund, encouraging purchases of Shares and services to its shareholders, and increasing or maintaining assets of the Fund that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. No payments pursuant to the Plan are currently expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
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Continuance of the Plan must be approved annually by a majority of the Directors of the Company and by a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Directors”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Directors of the Company and of the Qualified Directors.
Under the Plan, the Fund is authorized to pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. If the Distributor received compensation under the Plan, the Distributor would then be permitted to make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee, once implemented, would be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. If the Plan is implemented in the future, the Company intends to operate the Plan in accordance with its terms and with the FINRA rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, fund supermarkets and the affiliates and subsidiaries of the Company’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
C.ADMINISTRATOR
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and administrator.
Pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement between the Company and Fund Services, Fund Services provides the Company with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports.
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In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee out of the Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Fund. The fee is based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
The Adviser paid $0 to Fund Services for services rendered to the Fund for the fiscal year ended August 31, 2023.
D.CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
Pursuant to a Custody Agreement, U.S. Bank National Association (the “Custodian” or “U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee out of the Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Fund. The fee is based on the Company’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.
E.COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Legal matters in connection with the issuance of Fund shares are passed upon by Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103.
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm for the Fund.
Bryan Cave Leighton Paisner LLP, One Kansas City Place, 1200 Main Street, Suite 3800, Kansas City, Missouri 64105 serves as independent legal counsel to the Independent Directors of the Company.
X.    PORTFOLIO MANAGERS
Ryan I. Jacob and Darren Chervitz serve as the Fund’s portfolio managers (the “Portfolio Managers”). The Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund. This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
A.OTHER ACCOUNTS MANAGED
In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ryan I. Jacob	3	$79 million	0	$0	0	$0
Darren Chervitz	3	$79 million	0	$0	0	$0
* Information provided is as of August 31, 2023. None of the accounts managed by the Portfolio Managers are subject to performance based advisory fees.
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B.COMPENSATION
As principals of the Adviser, Mr. Jacob and Mr. Chervitz maintain equity interests in the Adviser and receive distributions as principals and do not receive compensation in the form of a salary or bonuses. The distributions are based on the income of the Adviser and the Adviser’s income is based on the asset level of the Fund. Each principal of the Adviser receives a guaranteed payment from the Adviser in the form of distributions.
C.CONFLICTS OF INTEREST
The Portfolio Managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have a similar investment objective as that of the Fund. Therefore, a potential conflict of interest may arise as a result of the similar investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund he manages. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
D.OWNERSHIP OF SECURITIES
The Fund is required to show the dollar range of each Portfolio Manager’s “beneficial ownership” of Shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of August 31, 2023, the Portfolio Managers owned Shares of the Fund as follows:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Ryan I. Jacob	$100,001-$500,000
Darren Chervitz	$1 - $10,000

XI.    BROKERAGE ALLOCATION AND OTHER PRACTICES
A.BROKERAGE TRANSACTIONS
B.The Adviser makes the decisions to buy or sell securities in the Fund’s portfolio. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of obtaining a favorable commission rate and transaction price on each transaction (best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer’s ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services.
When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information or research and brokerage services to the Adviser, or
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portfolio transactions may be effected by brokers or dealers affiliated with the Adviser or Distributor. To the extent that such persons or firms supply investment information or research and brokerage services to the Adviser, such information is supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund.
During the fiscal year ended August 31, 2023, the Adviser paid $1,864 in commissions, which related to $442,207 in transactions that were directed to persons or firms supplying investment information or research and brokerage services.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The investment information or research and brokerage services provided to the Adviser is of the type described in Section 28(e) of the Exchange Act and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.
Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.
Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.
For the fiscal periods ended August 31, 2023, 2022 and 2021, the Fund paid the following amounts in brokerage commissions:

Fund	2023	2022	2021
Forward ETF	$8,970	$11,690	$901
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Brokerage commissions for the Fund increased for the fiscal year ended August 31, 2022 compared to the fiscal period ended August 31, 2021 due to the fact that 2022 represents a full fiscal year of information.
C.DIRECTED BROKERAGE
The Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser as of August 31, 2023.
D.BROKERAGE WITH FUND AFFILIATES
The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act, and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Directors, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. The Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor as of August 31, 2023.
E.SECURITIES OF “REGULAR BROKER-DEALERS”
The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.
The Fund did not hold any securities of its “regular broker dealers” as of August 31, 2023.
XII.    DESCRIPTION OF SHARES
The authorized capital stock of the Company consists of four billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Board is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio.
Shares of any series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.
There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of the Fund are generally redeemable only in Creation Unit aggregations by Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below).
The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if
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the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. The Fund does not issue certificates evidencing Fund shares.
As a general matter, the Fund will not hold annual or other meetings of its shareholders. This is because the By-laws of the Company provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund’s investment advisory agreement, (c) for approval of revisions to the Company’s distribution agreement with respect to a particular series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Company Directors and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.
XIII.    BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Company recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Company upon request and for a fee a listing of Shares held by each DTC Participant. The Company shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement, or other
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communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Company makes other arrangements with respect thereto satisfactory to the Exchange.
XIV.     PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS
With respect to the Fund and not other series in the Company, the Company issues and redeems Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”), the applicable order form and this SAI. The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.
A.FUND DEPOSIT
The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component, plus the creation transaction fee. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
The Cash Component will generally include Deposit Cash: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that
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are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).
Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component may include a balancing amount, which is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities and Deposit Cash, as applicable (the “Balancing Amount”). If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities and Deposit Cash, as applicable), the Authorized Participant shall pay such positive amount to the Fund. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities and Deposit Cash, as applicable), the Authorized Participant will be entitled to receive cash in an amount equal to the Balancing Amount from the Fund. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities and Deposit Cash, as applicable. Computation of the Balancing Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and the required number of securities comprising the Deposit Securities and the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities and the required amount of Deposit Cash, as applicable, is made available, although the Fund reserves the right to accept a Fund Deposit that consists of a Custom Basket as described above.
The identity and number of instruments comprising the Deposit Securities and the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as portfolio adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The Company reserves the right to: (i) utilize all cash baskets (if otherwise transacting in kind); (ii) permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security (a) is not available in sufficient quantity for delivery, (b) is not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, or (c) is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in a Fund’s portfolio holdings (collectively, “custom orders”).

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B.PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be, or an investor must transact through, (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Company, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units on the same Business Day is 4:00 p.m. Eastern time. In addition, orders to purchase Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day. Such times may be modified by the Fund from time-to-time by amendment to the Participant Agreement and applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” Future Dated Trades to purchase or redeem Creation Units will have an Order Placement Date of the Business Day following the day on which such an order is submitted.
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to
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foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (and Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities and Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Company) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, and the required Deposit Cash in lieu thereof, if any, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the Business Day after the Order Placement Date. All questions as to the number of Deposit Securities and Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian, generally through the Federal Reserve Bank wire transfer system, in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Deposit Securities and Cash Component, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day as a new order using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
C.ISSUANCE OF A CREATION UNIT
Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities and payment of the Cash Component, as applicable, have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
Creation Units may be issued in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must
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deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Company) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Fund may use such cash collateral to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
D.ACCEPTANCE OF ORDERS OF CREATION UNITS
The Company reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not deemed by the Company to be in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor or group of related investors, upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel to the Company, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Company or the Adviser, have an adverse effect on the Company or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful; or (h) in the event that circumstances outside the control of the Company, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Company, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Company, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Company, the Fund, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.
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E.CREATION TRANSACTION FEE
A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $300, regardless of the number of Creation Units created in the transaction. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Adviser may determine to not charge a variable fee on certain orders when it has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate adjustments to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Company to their account or on their order.
F.RISKS OF PURCHASING CREATION UNITS
There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.
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G.REDEMPTION
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund and the Distributor through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS AND WILL ONLY REDEEM SHARES TO AUTHORIZED PARTICIPANTS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
The Fund, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities. Together, the Fund Securities, Cash Redemption Amount and any cash in lieu of Fund Securities constitute the “Fund Redemption.”
The composition of the Fund Redemption will normally be the same as the composition of the Fund Deposit, although the Fund reserves the right to accept a Fund Redemption that consists of a custom order as described above. From day to day, the composition of the Fund Redemption may change as, among other things, portfolio adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. All questions as to the composition of the Fund Redemption and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Company, and the Company’s determinations shall be final and binding.
H.REDEMPTION TRANSACTION FEE
A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $300, regardless of the number of Creation Units redeemed in the transaction. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The fixed redemption fee may be waived on certain orders if the Custodian has determined to
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waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed).
I.PROCEDURES FOR REDEMPTIONS OF CREATION UNITS
Orders to redeem Creation Units of the Fund on any Business Day must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. In addition, orders to redeem Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
The Company reserves the absolute right, in its sole discretion, to verify an Authorized Participant’s ownership of Shares and its ability to settle a redemption order by the Settlement Date, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by the Fund.

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J.ADDITIONAL REDEMPTION PROCEDURES
In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
The Company may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Company to provide a written confirmation with respect to QIB status to receive Fund Securities.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets. The Company generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Company may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Company to pay in-kind redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not
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holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring foreign portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Pursuant to SEC rule, the Fund will be required to deliver such foreign portfolio securities in not more than 15 calendar days. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver foreign portfolio securities in any given year is not expected to exceed 15 calendar days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.
XV.     DETERMINATION OF NAV
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open.
In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with Rule 2a-5 under the 1940 Act and the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.
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XVI.    DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are generally declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code (the “Code”) to preserve the Fund’s eligibility for treatment as a RIC, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Company.
The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Company reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Company will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Company of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
XVII.    FEDERAL INCOME TAXES
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxation of the Fund” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
A.TAXATION OF THE FUND
The Fund has elected and intends to continue to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment
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income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Company level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built in gains recognized with respect to certain of its
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assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
B.TAXATION OF SHAREHOLDERS – DISTRIBUTIONS
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
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The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.
Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. In addition, certain capital gain dividends attributable to dividends the Fund receives from REITs (i.e., “unrecaptured section 1250 gain”) may be taxable to non-corporate shareholders at a rate of 25%.
Qualified dividend income includes, in general and, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT.
Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from REITs and other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares. Due to the Fund’s investments in REITs it is expected that a significant portion of the Fund’s distributions will not qualify to be treated as qualified dividend income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
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U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
C.TAXATION OF SHAREHOLDERS – SALE OF SHARES
A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant (“AP”) who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered
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plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The ability of APs to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Company, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Company also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
D.TAX TREATMENT OF PORTFOLIO TRANSACTIONS
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Descriptions of the Fund and Its Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary
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income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short
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sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
Foreign Investments. Dividends and interest received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.
If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.
Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF or underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If the Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund-of-funds” under the
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Code if at least 50% of the value of such Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. To make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. To distribute this income and avoid a tax at the fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions ⎯ Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S.
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Investors ⎯ Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.
Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Fund Taxation – Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Fund Taxation.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a
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partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium unrelated to the conversion feature of the security over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatory convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
E.BACKUP WITHHOLDING
By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:
•provide your correct social security or taxpayer identification number,
•certify that this number is correct,
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•certify that you are not subject to backup withholding, and
•certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
F.NON-U.S. INVESTORS
The Fund generally does not sell shares to investors residing outside of the United States. If, however, a non-U.S. investor were to acquire Fund shares they should be aware that non-U.S. investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In General. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital Gain Dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
Interest-Related Dividends and Short-Term Capital Gain Dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign
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corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.
The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
U.S. Estate Tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.
U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S.
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has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide other (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it meets certification requirements described below. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the United States to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
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Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
G.EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
XVIII.    PERFORMANCE COMPARISONS
The Fund may compare its investment performance to appropriate market indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisers. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized fund statistical services. Any performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.
XIX.    FINANCIAL STATEMENTS
The audited financial statements and financial highlights of the Fund for the fiscal year ended August 31, 2023, which appear in the Fund’s Annual Report to Shareholders and the report thereon by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. No other parts of the annual report are incorporated by reference into this Statement of Additional Information and are not part of this Registration Statement. A copy of the Fund’s Annual or Semi-Annual Reports may be obtained upon request and without charge, on the Fund’s website www.jacobforwardetf.com or by calling the Fund at the toll-free number listed on the cover page of this Statement of Additional Information. The Fund’s Annual Report to Shareholders was filed on Form N-CSR with the SEC on November 7, 2023.
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